                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        WARWICK VALLEY TELEPHONE COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        WARWICK VALLEY TELEPHONE COMPANY
                                 47 Main Street
                             Warwick, New York 10990

--------------------------------------------------------------------------------
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2003
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Warwick Valley Telephone Company (the "Company") will be held at 2:00 p.m., local time, on Friday, April 25, 2003 (the "Meeting"), at Kites Restaurant Atop The Spa at 2 Chamonix Drive, Vernon, New Jersey, for the following purposes, which are more fully discussed in the accompanying Proxy Statement:

         I. To fix the number of Directors at nine until the next Annual Meeting of Shareholders; and to elect three Class I Directors of the Company;

         II. To approve proposed amendments to and restatement of the Company's Certificate of Incorporation as recommended by the Board of Directors, including, without limitation, a 3-for-1 split of the Company's Common Shares and an increase in the number of authorized Common and Preferred Shares; and

         III. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The holders of the Common Shares of the Company of record at the close of business on March 18, 2003 will be entitled to vote on each of the above matters.

The holders of the 5% Series Preferred Shares of the Company of record at the close of business on March 18, 2003 will be entitled to vote on the proposed amendments to the Company's Certificate of Incorporation that effect an increase in number and a decrease in par value of the Preferred Shares of the Company, or otherwise relate to the Preferred Shares of the Company.

IF YOU PLAN TO ATTEND:
PLEASE NOTE THAT ATTENDANCE WILL BE LIMITED TO SHAREHOLDERS AND ONE GUEST. ADMISSION WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. REGISTRATION WILL BEGIN AT 12:00 NOON, AND SEATING WILL BEGIN AT 1:00 P.M. EACH SHAREHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. SHAREHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE ANNUAL MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS,



                                      /s/ Herbert Gareiss, Jr.
                                      -----------------------------------
                                      Herbert Gareiss, Jr., Secretary
                                      March 25, 2003

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                         Page

GENERAL INFORMATION ABOUT VOTING ..........................................1

I. DETERMINATION OF NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS

     Proposal IA: Fixing Number of Directors ..............................2

     Proposal IB: Election of Class I Directors ...........................2

     Information About Directors and Nominees for Election as Directors ...3

     Board Meetings and Board Committees ..................................3

     Compensation of Directors ............................................4

     Security Ownership of Certain Beneficial Owners and Management .......4

     Section 16(a) Beneficial Ownership Reporting Compliance ..............5

     Executive Compensation ...............................................5

     Report of Officers' Compensation Committee with Respect to
       Executive Compensation .............................................5

     Report of the Audit Committee to Shareholders ........................6

     Stock Price Performance Graph ........................................7

     Compensation Committee Interlocks and Insider Participation ..........8

     Management Retirement Plan ...........................................8

     Audit Fees ...........................................................8

II. AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

     General Description of the Proposed Amendments and Vote Required .....8

     Proposal IIA: Approval of Amendment to Increase the Number of Authorized
                     Common Shares and Change From No-Par to $0.01 Par ....9

     Proposal IIB: Approval of Amendment to Effect 3-for-1 Split of the
                     Company's Common Shares ..............................9

     Proposal IIC: Approval of Amendment to Increase the Number of
                     Authorized Preferred Shares, Change the Par Value of Unissued Preferred Shares and Increase Flexibility
                     in Establishing Terms of Series .....................11

     Proposal IID: Approval of Amendment to Revise the Purpose Clause ....12

     Proposal IIE: Approval of Amendment to Change the Number of
                     Directors ...........................................12

     Proposal IIF: Approval of Right to Remove Directors For Cause .......12

     Proposal IIG: Approval of Amendment to Make Various Other Changes to
                     the Certificate of Incorporation ....................12

III. INDEPENDENT AUDITORS ................................................13

IV.  OTHER MATTERS WHICH MAY COME BEFORE THE MEETING .....................13

V.   SHAREHOLDER PROPOSALS ...............................................13

APPENDIX A: RESTATED CERTIFICATE OF INCORPORATION .........................I

APPENDIX B: NOTICE OF SHAREHOLDER NOMINEES.................................i

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                        Warwick Valley Telephone Company
                     47 Main Street, Warwick, New York 10990

                                                                 March 25, 2003

     This Proxy Statement is furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Warwick Valley Telephone Company (the "Company"), to be used at the Annual Meeting of Shareholders of the Company which will be held at 2:00 p.m., local time, on Friday, April 25, 2003, at Kites Restaurant Atop The Spa at 2 Chamonix Drive, Vernon, New Jersey, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the preceding notice of the Annual Meeting of Shareholders. Each properly executed proxy received in time for the Meeting will be voted in the manner set forth herein unless specifically otherwise directed by the shareholder, in which case the applicable proxy will be voted as directed. Holders of Common Shares and holders of Preferred Shares will receive separate forms of proxies, and holders of both Common and Preferred Shares will receive one form of proxy for each class of shares. Forms of proxy for holders of Common Shares will be referred to as "Common Share proxies," and those for holders of Preferred Shares will be referred to as "Preferred Share proxies." If an enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company before the proxy is voted.

     At the close of business on March 18, 2003, the record date for the Meeting, the Company had outstanding 1,799,862 Common Shares, without par value ("Common Shares"), and 5,000 preferred shares of the series known as "5% Series Preferred Shares" (the "5% Preferred Shares"). Only holders of record as of the record date will be entitled to vote on the matters to be considered at the Meeting or any adjournments thereof. Each holder of Common Shares is entitled to one vote on all matters for each Common Share owned of record. Each holder of 5% Preferred Shares is entitled to one vote for each 5% Preferred Share owned of record with respect to each matter relating to a change in the terms of the Company's Certificate of Incorporation dealing with the 5% Preferred Shares and other shares that are part of the class of preferred shares ("Preferred Shares"), as set forth more fully below.

     Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as tellers for the Meeting. The tellers will treat shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and with respect to which the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Meeting but not as votes cast.

     A quorum will exist for the election of Directors and the approval of the amendments being proposed to the Company's Certificate of Incorporation if the holders of record of a majority of the Common Shares are present at the Annual Meeting in person or by proxy and, with respect to the amendment (Proposal
IIC) that requires the approval of the holders of 5% Preferred Shares, if the holders of record of a majority of the 5% Preferred Shares are also present in person or by proxy.

     Pursuant to the Company's By-laws, the election of any director requires an affirmative vote of a plurality and all other matters, if any, other than the amendment and restatement of the Company's Certificate of Incorporation, require a majority of the votes of the Company's Common Shares represented at the Meeting in person or by proxy and entitled to vote and voting on that proposal.

     The proposed amendments to the Company's Certificate of Incorporation are discussed below. All of those amendments require the affirmative vote of a majority of the outstanding Common Shares. In addition, the proposed amendments that relate to the 5% Preferred Shares or the class of Preferred Shares as a whole require the affirmative vote of a majority of the outstanding 5% Preferred Shares. Accordingly, with respect to the proposed amendments, abstentions and broker non-votes will have the same effect as negative votes. In addition, as described below, certain amendments will not be treated as having been adopted unless certain others have also been adopted.

     The Company is sending only one annual report and proxy statement to eligible shareholders who share a single address unless the Company has received instructions to the contrary from any stockholders at that address. This practice, known as "householding," is designed to reduce the Company's printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate annual report or proxy statement in the future, he or she may contact Herbert Gareiss, Jr. at Warwick

Valley Telephone Company, 47 Main Street, Warwick, New York 10990, (845) 986-8080. The Company hereby undertakes to deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, upon such request. Eligible shareholders of record receiving multiple copies of the Company's annual report and proxy statement can request householding by contacting the Company in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

     The Annual Report to Shareholders for the fiscal year ended December 31, 2002, including financial statements, was mailed together with this Proxy Statement to all shareholders of record. Such report is not part of the proxy soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY OF ITS SHAREHOLDERS, UPON SUCH SHAREHOLDER'S WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO: HERBERT GAREISS, JR., WARWICK VALLEY TELEPHONE COMPANY, 47 MAIN STREET, WARWICK, NEW YORK 10990.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or telegraph. The approximate date on which this Proxy Statement and accompanying form(s) of proxy are first being sent to shareholders is March 25, 2003.

       I. DETERMINATION OF NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS
                     PROPOSAL IA: FIXING NUMBER OF DIRECTORS

     Pursuant to the Company's By-laws, the size of the Company's Board of Directors is fixed at each Annual Meeting of Shareholders until the next Annual Meeting of Shareholders. The Company's Board of Directors recommends a vote in favor of fixing the size of the Board of Directors of the Company at nine until the next Annual Meeting of Shareholders and (unless otherwise instructed therein) the persons named in the enclosed proxy, if it is a Common Share proxy, will vote such proxy FOR such proposal.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL IA BY THE HOLDERS OF THE COMMON SHARES.

                   PROPOSAL IB: ELECTION OF CLASS I DIRECTORS

     The Company's By-laws provide that the Board of Directors of the Company shall be divided into three classes of at least three Directors each. Such classes are designated "Class I", "Class II" and "Class III". The Directors in each Class are elected in alternating years for three-year terms. At the Meeting three Directors will be elected to Class I for terms which will last until the 2006 Annual Meeting of Shareholders (and until their respective successors shall have been elected and qualified).

     Unless authority for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form, if they are Common Share proxies, will be voted FOR the election of each of the three nominees named below to the position of Director.

                                  Rafael Collado
                                  Robert J. DeValentino
                                  M. Lynn Pike

     All of the above nominees, other than Mr. Rafael Collado, are presently serving as Directors of the Company, and their terms as such expire upon the election of Directors at the Meeting. Mr. Rafael Collado replaces Mr. Howard Conklin, Jr., who is not seeking re-election.

     If any of the nominees shall be unable to serve, proxies will be voted with the discretionary authority for a substitute chosen by the Board of Directors. The Company has no reason to believe that any nominee will be unable to serve.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE THREE NOMINEES NAMED ABOVE AS CLASS I DIRECTORS BY THE HOLDERS OF THE COMMON SHARES.

       INFORMATION ABOUT DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTORS


             Name, Age and Other Position,                           Period Served as Director and
               if any, with the Company                               Past Business Experience
---------------------------------------------------------------------------------------------------------------------
                                     NOMINEES FOR CLASS I DIRECTORS
                                       (TERM WILL EXPIRE IN 2006)

Rafael Collado, 49 ..........................Chairman and CEO of Phacil, Inc., an information technology company, since 2000; engineer and IT systems expert, specializing in the telecommunications and IT industries; founded, built and sold three companies, Inabox, Bern Associates, Inc. and Sigma Research, from prior to 1998; instrumental in the development of frame relay technology and the introduction of Monofrad technology to
                                               companies such as Pacific Bell, US West and GTE.

Robert J. DeValentino, 59 ...................Director since 1998; President/Executive Director of Arden Hill/Horton
                                               Healthcare Foundations since October 2001; Executive Director of the
                                               Horton Healthcare Foundation from 1998 to 2001; District Manager for Citizens Telecommunications in Middletown, N.Y., prior to 1998.

M. Lynn Pike, 56 ............................Director since 2000; President of the Company since January 2000;
  President                                    President and Director of Warwick Valley Mobile Telephone Company,
                                               Inc., Warwick Valley Long Distance Company, Inc., Warwick Valley
                                               Networks, Inc. and Hometown Online, Inc. since 2000; General
                                               Manager of Geneseo Telephone Company and Chief Operating Officer
                                               of Illinois PCS in Geneseo, Ill., from 1996 until January 2000;
                                               Managing Director of United Telecom International in Budapest,
                                               Hungary prior to 1996.

                             DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THE MEETING
                                       (ELECTED IN 2001 AND 2002)

Wisner H. Buckbee, 66 .......................Director since 1991 (Class II: current term expires in 2004); Chairman
  Chairman of the Board                        of the Board since January 2001; President of Wisner Farms, Inc., an operating dairy farm, since before 1998.

Joseph E. DeLuca, M.D., 52 ..................Director since 1993 (Class II: current term expires in 2004); Physician,
                                               Vernon Urgent Care Center, Vernon, N.J., since before 1998.

Philip S. Demarest, 66 ......................Director since 1964 (Class III: current term expires in 2005); Vice
                                               President, Secretary and Treasurer of the Company at various times until retiring in 1998; Secretary and Director of Warwick Valley Mobile
                                               Telephone Company, Inc., Warwick Valley Long Distance Company,
                                               Inc., Warwick Valley Networks, Inc. and Hometown Online, Inc. at
                                               various times until 1998.

Herbert Gareiss, Jr., 57 ....................Director since 1998 (Class III: current term expires in 2005); Assistant
  Vice President                               Secretary and Assistant Treasurer of the Company from 1980 until
                                               1990; Vice President since 1990; Secretary of the Company since
                                               January 2002; Vice President and Director of Warwick Valley Mobile
                                               Telephone Company, Inc., Warwick Valley Long Distance Company,
                                               Inc., Warwick Valley Networks, Inc. and Hometown Online, Inc. since before 1998.

Fred M. Knipp, 72 ...........................Director since 1989 (Class II: current term expires in 2004); President of the Company from 1988 until retiring in January 2000; President and Director of Warwick Valley Mobile Telephone Company, Inc.,
                                               Warwick Valley Long Distance Company, Inc., Warwick Valley
                                               Networks, Inc. and Hometown Online, Inc. from prior to 1998 until retiring in January 2000.

Corinna S. Lewis, 64 ........................Director since 1994 (Class III: current term expires in 2005);
                                               Retired public relations consultant.



BOARD MEETINGS AND BOARD COMMITTEES

     The Board of Directors held twelve regular meetings, three special meetings and one independent directors' meeting during the year ended December 31, 2002. It has standing Audit, Officers' Compensation and Nominating Committees. Each Director attended 75% or more of the meetings of the Board and of the Committees on which he or she served during such year.

     The Audit Committee held four meetings in 2002. Director DeLuca is Chairman of the Committee and Directors Buckbee,

Conklin, Demarest, DeValentino, Lewis and Nielsen are members. All are independent directors under current NASDAQ rules. The Audit Committee's duties and responsibilities include recommending to the Board of Directors the engagement of the Company's independent auditors, approving the plan and scope of the audit and the fee before the audit begins and, following the audit, reviewing the results and the independent auditors' comments on the Company's system of internal accounting controls with the independent auditors, and recommending the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K. The Committee also advises the Board as to the implementation of recommendations which have been made pursuant to suggestions of the independent auditors.

     In carrying out these functions, the Audit Committee represents the Board in discharging its responsibility of oversight, but the Company's management and the independent auditors continue to have responsibilities with respect to the accounting and control functions and financial statement presentation. The Report of the Audit Committee to the Shareholders relating to the year ended December 31, 2002 appears on page 6 of this Proxy Statement.

     The Officers' Compensation Committee held five meetings in 2002. Director DeValentino is Chairman of the Committee and Directors Buckbee, Conklin, DeLuca, Demarest, Knipp, Lewis and Nielsen are members. The Committee makes specific salary recommendations to the Board concerning executive officers of the Company and reviews salaries of other management personnel. The Report of the Officers' Compensation Committee appears on page 5 of this Proxy Statement.

     The Nominating Committee held three meetings during 2002. Director Knipp is Chairman of the Committee and Directors Buckbee and DeLuca are members. The Nominating Committee recommends to the Board the names of nominees to be recommended for election or re-election as Directors by the shareholders at Annual Meetings of Shareholders. The Nominating Committee is not precluded from considering written recommendations for nominees from shareholders. Pursuant to the Company's By-laws, such recommendations by Shareholders for the 2004 Annual Meeting of Shareholders must be received, together with any proposed nominee's name, age, business and residence address, principal occupation or employment, class and number of Company Shares beneficially owned and other information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, by the Secretary of the Company not later than November 26, 2003. A copy of this By-law is set forth in Appendix B. Please note that under such By-law no nomination by a Shareholder at an Annual Meeting is permissable unless it has been received by the Company by the date set forth above.

COMPENSATION OF DIRECTORS

     During the year ended December 31, 2002, the Company paid Directors $450 and the chairman $675 per regular, special or independent directors' meeting for their services. During the year ended December 31, 2002 such fees paid aggregated $68,625. Non-employee Board committee members also receive $225 per committee meeting. During the fiscal year ended December 31, 2002 such fees aggregated $13,950. The Company had no other compensation arrangements with non-employee directors during the year ended December 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 18, 2003, certain information concerning shares of the Company's capital stock held by: (i) each shareholder known by the Company to own beneficially more than 5% of a class of the Company's outstanding equity securities; (ii) each Director of the Company;
(iii) each "Named Executive" (see "Executive Compensation"); and (iv) all Directors and executive officers of the Company as a group. Holders of the Company's 5% Preferred Shares are entitled to vote those shares at the Meeting only with respect to the proposed amendments to the Company's Certificate of Incorporation that relate to Preferred Shares.


                                                                                    AMOUNT AND NATURE
      NAME OF                                                                         OF BENEFICIAL      PERCENT
  BENEFICIAL OWNER               ADDRESS                            TITLE OF CLASS  OWNERSHIP (SHARES)  OF CLASS
------------------------------------------------------------------------------------------------------------------
 Julia S. Barry         20 Fairview Ave., Warwick, NY 10990          Common Shares      120,340          6.69%
 Julia S. Barry         20 Fairview Ave., Warwick, NY 10990          5% Preferred           142          2.84%
 Wisner H. Buckbee      64B Upper Wisner Rd., Warwick, NY 10990      Common Shares        6,114          0.34%
 Wisner H. Buckbee      64B Upper Wisner Rd., Warwick, NY 10990      5% Preferred            20          0.40%
 Howard Conklin, Jr.    5 Spanktown Rd., Warwick, NY 10990           Common Shares        9,720(*)       0.54%
 Joseph E. DeLuca       5 Stone Ridge Rd., Sussex, NJ 07461          Common Shares        2,000(*)       0.11%
 Philip S. Demarest     10 Crescent Ave., Warwick, NY 10990          Common Shares        8,906          0.49%
 Philip S. Demarest     10 Crescent Ave., Warwick, NY 10990          5% Preferred            10          0.20%
 Robert J. DeValentino  44 Jackson Ave., Middletown, NY 10940        Common Shares          500          0.03%
 Larry D. Drake         10 Patriot Way, Glenwood, NJ 07418           Common Shares          101          0.01%
 Herbert Gareiss, Jr.   267 Bellvale Lakes Rd, Warwick, NY 10990     Common Shares       14,237(*)       0.79%
 Philip A. Grybas       34 Crystal Farm Rd., Warwick, NY 10990       Common Shares          100          0.01%
 Fred M. Knipp          15 Almond Tree Lane, Warwick, NY 10990       Common Shares       14,753(*)       0.82%
 Fred M. Knipp          15 Almond Tree Lane, Warwick, NY 10990       5% Preferred            85          1.70%
 Corinna S. Lewis       PO Box 318, Warwick, NY 10990                Common Shares        2,608          0.14%
 Corinna S. Lewis       PO Box 318, Warwick, NY 10990                5% Preferred            15          0.30%
 Henry L. Nielsen, Jr.  PO Box 848, Warwick, NY 10990                Common Shares          300          0.02%
 M. Lynn Pike           8 Silo Lane, Warwick, NY 10990               Common Shares        1,001          0.06%
 Brenda A. Schadt       164 Bushville Rd., Westtown, NY 10998        Common Shares        6,292          0.35%
 Brenda A. Schadt       164 Bushville Rd., Westtown, NY 10998        5% Preferred             5          0.10%


      Total Directors and Executive Officers as a group (13 persons):
      Total Common Shares ..................66,632   3.70% of the class
      Total 5% Preferred Shares ...............135   2.70% of the class
   -----------------------------------------------------------------------------
      (*) Includes shares held by spouse.

     As of March 18, 2003, the only holder of more than 5% of the Company's Common Shares known to the Company was Julia S. Barry, Warwick, New York 10990, who holds 120,340 shares (6.69%).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely and in reliance upon a review of the Forms 3, 4 and 5 submitted to the Company during or with respect to calendar year 2002, copies of reports filed with the Securities and Exchange Commission and written representations that no Forms 5 were required, the Company believes that all such reports were filed on time, except that Mr. M. Lynn Pike, President and Director, filed late one report on Form 4 reporting IRA dividend reinvestment purchases for the calendar year 2002. Such report has since been filed, and all of the Company's Directors and executive officers are now current in such filings.

EXECUTIVE COMPENSATION

     Shown on the table below is information on the annual compensation for services rendered to the Company in all capacities, for the years ended December 31, 2002, 2001 and 2000, paid by the Company to those persons who were, at the end of the year ended December 31, 2002, the President of the Company and the other four highest paid executive officers of the Company in 2002 (collectively, the "Named Executives"):


                                       SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                                                        ANNUAL COMPENSATION
     NAME AND                                           -------------------       ALL OTHER ANNUAL
     PRINCIPAL POSITION                   YEAR         SALARY         BONUS        COMPENSATION(*)
---------------------------------------------------------------------------------------------------
     M. Lynn Pike                          2002       $ 214,326       $   4,142        $  18,621
        President and Director             2001       $ 203,749       $   3,653        $  17,400
                                           2000       $ 182,596       $      --        $  17,668

     Herbert Gareiss, Jr.                  2002       $ 166,472       $   3,238        $  19,653
        Vice President and Director        2001       $ 157,230       $   2,826        $  17,453
                                           2000       $ 142,846       $   2,596        $  18,621

     Larry D. Drake                        2002       $ 164,894       $   3,209        $  12,136
        Vice President                     2001       $ 154,474       $   2,798        $  12,057
                                           2000       $ 135,999       $   2,615        $  10,942

     Philip A. Grybas                      2002       $ 164,894       $   3,209        $  11,219
        Vice President and                 2001       $  63,374       $      --        $   4,476
        Chief Financial Officer, Treasurer

     Brenda A. Schadt                      2002       $ 134,826       $   2,642        $   6,815
        Vice President                     2001       $ 125,288       $   2,211        $   6,506
                                           2000       $ 111,538       $   2,019        $   5,807


     (*) Directors' fees, where applicable, Company match of 401(k) contributions and Company-paid life insurance premiums.

The following shows the components of All Other Annual Compensation for each Named Executive for the year 2002:



     NAME                        DIRECTOR FEES          401(k) MATCH       LIFE INSURANCE PREMIUM
---------------------------------------------------------------------------------------------------
     M. Lynn Pike                   $ 6,750             $ 11,000              $   871
     Herbert Gareiss, Jr.           $ 6,750             $ 11,000              $ 1,903
     Larry D. Drake                 $    --             $ 11,000              $ 1,136
     Philip A. Grybas               $    --             $ 10,203              $ 1,015
     Brenda A. Schadt               $    --             $  6,639              $   175


      REPORT OF OFFICERS' COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE
                                  COMPENSATION

                                                                  April 11, 2002

EXECUTIVE COMPENSATION'S PHILOSOPHY AND POLICY
     The Company believes that a compensation program should offer performance-based compensation to the Company's employees and reward employees whose results enable the Company to achieve its vision. The executive compensation program is designed to measure and enhance executive performance.

     The Company's executive compensation program has two components:
       - Base Salary
       - Annual Bonus

     These components are designed to provide incentives and motivate key executives, including the Named Executives, whose efforts and job performance will enhance the strategic well-being of the Company and maximize value to its shareholders. The program is also structured to attract and retain the highest caliber executives.

     The executive compensation program compensates the individual executive officers based on the Company's consolidated performance and the individual's contribution. The program is designed to be competitive with compensation programs offered by comparable employers.

     Public information concerning salaries paid by companies in the telecommunications and related industries is used to determine what a comparable firm would consider an appropriate performance-based compensation package for its executives.

BASE SALARY

     The salaries of the Named Executives, including Mr. Pike, were determined based on each Named Executive's performance and an analysis of base salaries paid to executive officers having similar responsibilities in other companies. The level of Mr. Pike's base salary was also based upon a subjective assessment of his individual performance and responsibilities as well as overall corporate performance as measured by actual earnings per share, cash flow and growth of the Company's business. The performance of other Named Executives is measured similarly, but the criteria used to determine their compensation are based more on their individual responsibilities. No relative weights are attributed to any specific measurement factors.

ANNUAL BONUS

     The Company's annual bonus plan is designed to reward all Company employees on the basis of consolidated corporate results during the past year. Employees, including executive officers, may be entitled to a cash bonus based on the change in consolidated corporate earnings for the current year as compared to the immediate previous year. The amount of the bonus has traditionally been up to one week's salary and is determined each year by the Board of Directors.


                             COMPENSATION COMMITTEE:

             Henry L. Nielsen, Jr., Chairman    Philip S. Demarest
             Wisner H. Buckbee                  Robert J. DeValentino
             Howard Conklin, Jr.                Fred M. Knipp
             Dr. Joseph E. DeLuca               Corinna S. Lewis


REPORT OF THE AUDIT COMMITTEE TO SHAREHOLDERS
     The following report of the Audit Committee of the Board of Directors (the "Audit Committee") required by the rules of the Securities and Exchange Commission to be included in this proxy statement shall not be deemed incorporated by reference by any statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

     The Audit Committee is comprised of seven members of the Company's Board of Directors, each of whom is independent pursuant to NASDAQ National Market listing standards. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as adopted by the Board of Directors and included in the Company's 2001 Proxy Statement. The Audit Committee, among other things, recommends to the Board of Directors: (a) whether the audited financial statements should be included in the Company's Annual Report on Form 10-K; and (b) the selection of the independent auditors to audit the books and records of the Company.

     The Audit Committee has: (a) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2002 with the Company's management and with Bush & Germain, P. C., the Company's independent auditors; (b) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); (c) received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee); and has discussed with the Company's independent auditors their independence. Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE:

             Dr. Joseph E. DeLuca, Chairman     Robert J. DeValentino
             Wisner H. Buckbee                  Corinna S. Lewis
             Howard Conklin, Jr.                Henry L. Nielsen, Jr.
             Philip S. Demarest

STOCK PRICE PERFORMANCE GRAPH

     This graph shows, as a percentage, the Company's cumulative total shareholder return, assuming reinvestment of dividends, compared against the Russell 2000, a widely regarded stock market index representing 2000 small cap companies and a peer group consisting of D&E Communications, Inc., Hector Communications, Inc., Hickory Tech Corporation, North Pittsburgh Systems, Inc., NTELOS, Inc. and Shenandoah Telecommunications. A variety of factors may be used in order to assess a corporation's performance. This Stock Price Performance Graph, which reflects the Company's total return against the Russell 2000 and a peer group of telecommunications companies, reflects one such method. The shareholder return values for the Company included in the graph for years ended 1998, 1999, 2000, 2001 and 2002 were established by using the closing price on the last days in December on which the Company's Common Stock traded, which were December 16, 1998, December 29, 1999, December 26, 2000, December 31, 2001, and December 31, 2002, respectively.

                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                    (GROWTH CHART - VALUE OF $100 INVESTMENT)

                       1997      1998      1999      2000      2001      2002
                       ----      ----      ----      ----      ----      ----

             WWVY     100.00    172.77    214.60    191.98    284.82    351.44
            Index     100.00     97.44    118.16    114.58    117.43     93.38
       Peer Group     100.00     94.83    137.48    128.89    153.29     99.10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Officers' Compensation Committee at the year ended December 31, 2002 were Mr. Buckbee, Mr. Conklin, Dr. DeLuca, Mr. Demarest, Mr. DeValentino, Mr. Knipp, Mrs. Lewis and Mr. Nielsen. None of these persons was, during 2002, an officer or employee of the Company or any of its subsidiaries. Mr. Demarest and Mr. Knipp are former officers and employees of the Company, having retired in 1998 and January 3, 2000, respectively.

MANAGEMENT RETIREMENT PLAN

     The Company's Management Retirement Plan (the "Plan") covers all management employees over the age of 21 who have completed one year of eligible service. The Plan benefits are fully vested after five years of service. Normal retirement under the plan is at age 60. An employee's accumulated monthly retirement benefit equals either: (1) 2-1/2% times years of service times average monthly earnings (maximum benefit not to exceed the lesser of 25% of average monthly earnings on a monthly basis or $10,800 annually); or (2) 1% times years of service times average monthly earnings. Retirement benefits for employees hired prior to December 1, 1985 are determined by using the calculation that results in the highest amount. Retirement benefits for employees hired on or after December 1, 1985 are calculated by using the second method. Three years of benefit service are currently credited to M. Lynn Pike, twenty-two years of benefit service are currently credited to Herbert Gareiss, Jr., four years of benefit service are currently credited to Larry D. Drake, forty years of benefit service are currently credited to Brenda A. Schadt, and one year of service is credited to Philip A. Grybas. Average monthly earnings equal the highest average earnings per month during any three consecutive twelve-month periods within the last ten twelve-month periods immediately preceding retirement. The Plan does not provide for any deductions for social security benefits received.

     Annual benefits payable at age 60 to Plan participants are illustrated in the following table:


  AVERAGE ANNUAL SALARY
   DURING HIGHEST PAID
     PERIOD OF THREE                               ANNUAL RETIREMENT BENEFITS
    CONSECUTIVE YEARS                               YEARS OF BENEFIT SERVICE
------------------------------------------------------------------------------------------------------
                              5          10         15         20        30          40         45
------------------------------------------------------------------------------------------------------
   $130,000                 6,500      13,000     19,500     26,000     39,000     52,000     58,500
   $150,000                 7,500      15,000     22,500     30,000     45,000     60,000     67,500
   $170,000                 8,500      17,000     25,500     34,000     51,000     68,000     76,500
   $190,000                 9,500      19,000     28,500     38,000     57,000     76,000     85,500
   $210,000                10,500      21,000     31,500     42,000     63,000     84,000     94,500
   $230,000                11,500      23,000     34,500     46,000     69,000     92,000    103,500
   $250,000                12,500      25,000     37,500     50,000     75,000    100,000    112,500
   $270,000                13,500      27,000     40,500     54,000     81,000    108,000    121,500



AUDIT FEES

     Audit Fees: For professional services rendered in connection with the audit of the Company's annual financial statements for 2002, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2002, Bush & Germain, P. C. billed the Company fees in the aggregate amount of $40,539.

     All Other Fees: For professional services other than those described above rendered for 2002, Bush & Germain, P. C. billed the Company fees in the aggregate amount of $9,322.

     The Audit Committee has concluded that the provision of services described above under the heading "All Other Fees" is compatible with maintaining the independence of Bush & Germain, P. C.

           II. AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

        GENERAL DESCRIPTION OF THE PROPOSED AMENDMENTS AND VOTE REQUIRED

     On February 19, 2003, the Board of Directors unanimously adopted resolutions approving a proposal to amend and restate the Company's Certificate of Incorporation in order to (A) increase the number of Common Shares which the Company is authorized to issue from 2,160,000 shares to 10,000,000 shares and to change the Common Shares from no par value to $0.01 par value per share; (B) effect a 3-for-1 split of the 1,994,423 issued Common Shares, including both those that are outstanding and those held in treasury; (C) increase the number of Preferred Shares which the Company is authorized to issue from 7,500 shares, par value $100 per share, to 10,005,000 shares, of which the 5,000 5% Preferred Shares currently issued and outstanding would retain their par value of $100 per share and the remaining 10,000,000 Preferred Shares to be authorized would have a par value of $0.01, while at the same time granting the Board of Directors greater flexibility in establishing the terms of any new series of Preferred Shares and clarifying that the holders of the Company's 5% Preferred Shares do not have the right to convert such shares into

Common Shares; (D) revise the purpose clause to enable the Company to benefit from increased statutory flexibility; (E) increase the maximum number of directors to twelve; (F) permit the removal of directors for cause; and (G) make non-substantive changes to numbering and style, so that, for example, terms such as "Common Shares" are used consistently throughout the Certificate of Incorporation, the word "The" is dropped from the beginning of the Company's name and obsolete provisions are omitted. The Board of Directors determined that such amendments are advisable and directed that the proposed amendments be considered at the Annual Meeting of Shareholders to be held April 25, 2003. The affirmative vote of the holders of a majority of the outstanding Common Shares is required to approve the proposed amendments. In addition, the affirmative vote of the holders of a majority of the outstanding 5% Preferred Shares is required to approve the proposed amendments referred to in clause (C) above and other non-substantive changes relating to the 5% Preferred Shares that are described below. If the Company receives proxies without specific voting instructions as to any of the following Proposals, the persons named in the proxies will vote such proxies FOR such Proposal.

     As is also noted below, the Company will not treat any of the proposed amendments set forth in clauses A, B and C above, which correspond to Proposals IIA, IIB, and IIC, respectively, as having been adopted by its shareholders unless all of them are.

     In addition to the votes of holders of Common Shares and 5% Preferred Shares, as the case may be, certain of the proposed amendments, such as those affecting the number and terms of the Common Shares and the Preferred Shares, require the approval of the New York Public Service Commission (the "NYPSC"). The Company does not, however, believe that they require the approval of the New Jersey Board of Public Utilities (the "NJBPU") before they can become effective.

     The text of the proposed amendments that are adopted by the Company's shareholders and receive the necessary regulatory approvals will be filed with the New York Secretary of State with any necessary changes in the designation of articles, sections, paragraphs, clauses, and conforming terminology. If all of the proposed amendments receive all required approvals, they will be combined with the text of unamended portions of the Company's Certificate of Incorporation to produce a Restated and Amended Certificate of Incorporation. For these purposes, conforming changes to article, paragraph, section or clause numbers, capitalization or other stylistic changes (such as using consistent terminology to refer to the Common Shares and the Preferred Shares) will not be considered amendments to any provision.

     The full text of the proposed Restated and Amended Certificate of Incorporation, including the language describing the proposed stock splits, is set forth in Appendix A to this Proxy Statement. Provisions of the existing Certificate of Incorporation that are not being amended are being retained unchanged in the text of the proposed Restated and Amended Certificate of Incorporation except for the kinds of conforming and stylistic changes referred to above. The text shown has been marked to show changes from the current text.

                                  PROPOSAL IIA

           APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED
                COMMON SHARES AND CHANGE FROM NO-PAR TO $0.01 PAR

     Proposal IIA would amend the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 2,160,000 to 10,000,000 and change the Common Shares from shares without par value to shares with a par value of $0.01. In addition to increasing the number of authorized Common Shares, this would also change the 1,799,862 Common Shares, no par value, currently outstanding and the 194,561 Common Shares, no par value, currently held in treasury into equal numbers of Common Shares with a par value of $0.01 per share. Proposal IIA would accommodate the 3-for-1 stock split described below in Proposal IIB and permit the issuance of additional Common Shares for various purposes. It would also affect the Company's "stated capital" under the New York Business Corporation Law without affecting stockholders' equity as shown in the Company's financial statements. These effects are all discussed in more detail in connection with Proposal IIB below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF THE COMMON SHARES "FOR" PROPOSAL IIA.

                                  PROPOSAL IIB

         APPROVAL OF AMENDMENT TO EFFECT 3-FOR-1 SPLIT OF THE COMPANY'S
                                  COMMON SHARES

     Proposal IIB would change the Company's 1,799,862 outstanding Common Shares and the 194,561 issued but not outstanding Common Shares held in treasury into 5,399,586 outstanding Common Shares and 583,683 Common Shares held in treasury, respectively. Proposal IIA must also be approved for this split to take effect, since otherwise there would be insufficient authorized Common Shares to accommodate the increase in the number of issued Common Shares that would result from the split. In addition, by virtue of Proposal IIA, the newly split shares would have a par value of $0.01 rather than having no par value. If Proposals IIA and IIB were approved, there would be 4,016,731 authorized but unissued shares of Common Stock, par value $0.01 per share, which would have the same rights and privileges, if issued, as the other Common Shares. The holders of Common Shares are not entitled to preemptive rights or cumulative voting.

     The Board of Directors anticipates that such an increase in the number of outstanding shares of Common Shares of the Company would place the market price of the Common Shares in a range more attractive to investors, particularly individuals, and may result in a broader market for the shares.

     The change from no par value to par value $0.01 would make it easier to track the Company's "stated capital" under the New York Business Corporation Law. It would also reduce the Company's stated capital from the current amount, which equals the dollar amount that has actually been received by the Company over the years for its Common Shares since such shares first became no-par shares, plus the par value of Common Shares issued when they previously had a par value, plus the par value of the 5% Preferred Shares. If Proposals IIA, IIB and IIC were approved, the Company's stated capital would be an amount equal to $0.01 times the number of issued shares after the 3-for-1 split ($59,832.69), plus the stated capital allocated to the Preferred Shares ($500,000), for a total of $559,832.69. It is probably impossible to calculate the Company's current stated capital with perfect accuracy because of the age of many of the relevant sales of Common Shares. Although this reduction in stated capital could theoretically increase the ability of the Company to pay dividends, that is not the purpose of the change, and the Company has no plans to change its dividend payment practices as a result of the reduction. Furthermore, the reduction has no effect on the Company's stockholders' equity as computed according to generally accepted accounting principles. As can be seen from the calculation set forth above, the reduction also would not reduce the Company's stated capital below the amount necessary to cover the par value of the newly split Common Shares plus the par value of the 5% Preferred Shares.

     Except for the shares proposed to be issued to effectuate the stock split, the Company currently has no specific plans, understandings or arrangements for issuing any of the additional Common Shares to be authorized by the proposed amendment. However, these additional Common Shares will provide the Board of Directors with flexibility to issue additional shares for proper corporate purposes, such as stock dividends, stock splits, acquisitions, and other similar purposes, which could include public offerings or private placements. Moreover, it is possible that additional Common Shares could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time consuming or costly or to otherwise discourage an attempt to acquire control of the Company. If the shareholder and regulatory approvals that are described in this Proxy Statement are obtained, the Board of Directors could authorize the issuance of any authorized but unissued Common Shares, including those authorized by the proposed amendments, on terms determined by it without further action by the holders of the Common Shares, unless the shares were issued in a transaction otherwise requiring their approval, such as a merger or consolidation. However, regulatory approval would generally be required for such issuances. Holders of the Common Shares should also note that issuance of additional Common Shares may tend to indirectly affect the voting, dividend, liquidation and other rights of the Common Shares presently outstanding.

     If Proposals IIA, IIB and IIC are adopted by the Company's shareholders as set forth in this Proxy Statement and are approved by the NYPSC and, if it should prove necessary despite the Company's expectations, the NJBPU, the Company will file either the relevant amendments or the Restated and Amended Certificate of Incorporation (as the case may be) with the New York Secretary of State and then establish and give notice of a record date. Each record owner of Common Shares at the close of business on that record date would become the record owner of, and be entitled to receive a new stock certificate representing, two Common Shares, par value $0.01 per share, for each old Common Share, no par value, owned as of that date. The Company, through its transfer agent, will provide instructions to the holders of Common Shares regarding the procedure which should be followed to obtain new stock certificates representing such two new Common Shares, par value $0.01 per share, for each Common Share, no par value, held on the record date. Existing certificates would continue to represent the number of Common Shares they currently represent, except that each of those shares would be treated as having a par value of $0.01.

     The Company has been advised by tax counsel that if the proposed stock split is effected after receiving the shareholder and regulatory approvals described in this Proxy Statement it would result in no gain or loss or realization of taxable income to owners of Common Shares under existing United States Federal income tax laws. The cost basis for tax purposes of each Common Share, par value $0.01 per share, would be equal to one-third of the cost basis for tax purposes of the corresponding Common Share, no par value, immediately preceding the stock split. In addition, the holding period for the Common Shares issued pursuant to the stock split would be deemed to be the same as the holding period for the original Common Shares. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares and share owners are urged to consult their tax advisors.

     The Company will apply to list the additional shares to be issued in the stock split on NASDAQ, where the Common Shares are currently listed.

     If holders of Common Shares dispose of their shares subsequent to the stock split, they may pay higher brokerage commissions on the same relative interest in the Company because that interest is represented by a greater number of shares. Share owners may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF THE COMMON SHARES "FOR" PROPOSAL IIB.

                                  PROPOSAL IIC

           APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED
       PREFERRED SHARES, CHANGE THE PAR VALUE OF UNISSUED PREFERRED SHARES
            AND INCREASE FLEXIBILITY IN ESTABLISHING TERMS OF SERIES

     Proposal IIC would restate the provisions in the Company's Certificate of Incorporation regarding Preferred Shares to read as set forth in the relevant portions of Articles THIRD and FOURTH in the Restated and Amended Certificate of Incorporation attached as Appendix A. One of the effects of adopting this amendment would be to increase the number of Preferred Shares which the Company is authorized to issue from 7,500 shares with a par value of $100 per share to 10,000,000 shares with a par value of $0.01 per share and 5,000 with a par value of $100 per share. The 5,000 shares with a par value of $100 per share are the 5% Preferred Shares that are currently issued and outstanding. The characteristics of the 5,000 issued and outstanding 5% Preferred Shares have been preserved by this amendment, except that a filing made inadvertently with the New York Secretary of State by the Company in 1982 before obtaining the required approval of the NJBPU would be removed. That filing related to the conversion of Preferred Shares to Common Shares. The NJBPU refused to grant approval, and the Company announced that refusal to its shareholders. As a result, since that time the Company has treated the filing as being without effect. In addition, non-substantive language changes in the fifth paragraph of the terms of the 5% Preferred Shares are being proposed so that within the proposed framework of the Restated and Amended Certificate of Incorporation those terms will mean what they currently mean. Furthermore, provisions relating to the voting power of holders of 5% Preferred Shares which denied those holders a right to vote with respect to the mortgaging of the Company's property and the guaranteeing of bonds of another corporation are proposed to be deleted because they are now without effect. The law once provided preferred shareholders the right to vote in such circumstances unless that right was denied by the terms of the relevant shares, as was the case for the 5% Preferred Shares. Since there is no longer such a general right, there is no longer a need to deny that right. All references to a series of Preferred Shares that is no longer outstanding would also be deleted. Despite all the changes just described, the substantive terms of the 5% Preferred Shares would remain unchanged and it is not presently contemplated that new certificates would be issued. The proposed authorized and unissued shares, if and when issued, would have the rights and privileges established at the time of their issuance by the Board of Directors. Proposal IIC would also increase the flexibility of the Board in establishing these rights and privileges in a manner that has become typical in modern corporations. The holders of 5% Preferred Shares are not entitled to preemptive rights or cumulative voting.

     The additional authorized Preferred Shares being proposed would provide the Board of Directors of the Company with flexibility to issue additional shares for proper corporate purposes, such as stock dividends, acquisitions, and other similar purposes, which include public offerings or private placements. The change from a par value of $100 to a par value of $0.01 provides the Company with greater flexibility in structuring the terms of any new series of Preferred Shares. It is possible that the additional Preferred Shares could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the Company. The Company currently has no specific plans, understandings or arrangements for issuing any of the additional Preferred Shares to be authorized by the proposed amendment. If Proposal IIC is approved by the holders of the Common Shares and the Preferred Shares, Proposals IIA and IIB are approved by the holders of the Common Shares and all necessary regulatory approvals are obtained, the Board of Directors could authorize the issuance of any authorized but unissued shares of Preferred Shares, including those authorized by the amendment, on terms determined by it without further action by holders of the Common Shares or the Preferred Shares, unless the shares were issued in a transaction, such as a merger or consolidation, otherwise requiring the approval of those holders. Holders of the 5% Preferred Shares should also note that issuance of additional Preferred Shares may tend to indirectly affect the voting, dividend, liquidation and other rights of the 5% Preferred Shares presently outstanding.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL IIC BY THE HOLDERS OF THE PREFERRED SHARES AS WELL AS BY THE HOLDERS OF THE COMMON SHARES.

     BECAUSE THE COMPANY BELIEVES IT IS PREFERABLE FOR THE OVERALL STRUCTURE OF ITS CAPITAL STOCK TO BE CONSISTENT, THE COMPANY WILL NOT AMEND ITS CERTIFICATE OF INCORPORATION TO REFLECT ANY OF THE PROPOSED CHANGES TO ITS COMMON OR ITS PREFERRED SHARES SET FORTH ABOVE UNDER PROPOSALS IIA, IIB AND IIC UNLESS ALL OF THEM ARE APPROVED BY THE COMPANY'S SHAREHOLDERS AND RECEIVE ALL NECESSARY REGULATORY APPROVALS. THIS MEANS THAT ALL CHANGES MUST BE APPROVED BY THE HOLDERS OF COMMON SHARES AND ALL CHANGES TO THE PREFERRED SHARES MUST BE APPROVED AS WELL BY THE HOLDERS OF THE 5% PREFERRED SHARES IF ANY OF THE CHANGES ARE TO BE EFFECTED.

                                  PROPOSAL IID

               APPROVAL OF AMENDMENT TO REVISE THE PURPOSE CLAUSE

     Proposal IID would replace the Company's current Purpose Clause with a provision that provides as the Company's purpose any purpose permitted to any business corporation as set forth in Section 201 of the New York Business Corporation Law. See Article SECOND of the Restated and Amended Certificate of Incorporation. This type of broad Purpose Clause has long been common and is potentially useful for the Company as the scope of the telecommunications business expands.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF THE COMMON SHARES "FOR" PROPOSAL IID.

                                  PROPOSAL IIE

             APPROVAL OF AMENDMENT TO CHANGE THE NUMBER OF DIRECTORS

     Proposal IIE, the terms of which are set forth in Article TENTH, paragraph 1, of the Restated and Amended Certificate of Incorporation, would change the permissible number of Directors from no less than three and no more than ten to no less than three and no more than twelve. The increase in the maximum members of Directors will in the view of the Company provide additional flexibility in obtaining Directors with various types of knowledge and experience and in ensuring a sufficient number of Directors that are "independent" within the meaning of the securities laws and the listing requirements of NASDAQ.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF THE COMMON SHARES "FOR" PROPOSAL IIE.

                                  PROPOSAL IIF

                 APPROVAL OF RIGHT TO REMOVE DIRECTORS FOR CAUSE

     Proposal IIF would permit the removal of Directors for cause. Its terms are set forth in Article TENTH, paragraph 2, of the Restated and Amended Certificate of Incorporation. Subject to the rights of the holders of Preferred Shares under the Company's Certificate of Incorporation and the New York Business Corporation Law, Directors could be removed for cause by a majority vote of the outstanding Common Shares or by a majority vote of the Directors then in office. Without this provision, the Board could not remove a Director for cause, which is defined to mean the willful and continuous failure of a Director to substantially perform his or her duties to the Company (other than by reason of physical or mental incapacity) or a Director's willful engaging in gross misconduct materially and demonstrably injurious to the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF THE COMMON SHARES "FOR" PROPOSAL IIF.

                                  PROPOSAL IIG

           APPROVAL OF AMENDMENT TO MAKE VARIOUS OTHER CHANGES TO THE
                          CERTIFICATE OF INCORPORATION

     Proposal IIG would delete miscellaneous provisions of the Company's Certificate of Incorporation that have become obsolete, such as information regarding the initial directors and shareholders of the Company and the provision regarding the calculation of the Company's capital. It would also formally eliminate the word "The" from the beginning of the Company's name to conform to long-standing usage, add a technical designation of the New York Secretary of State as an agent of the Company for service of process and make various conforming stylistic changes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF THE COMMON SHARES "FOR" PROPOSAL IIG.

                           III. INDEPENDENT AUDITORS

     The Company is not requesting its shareholders to ratify its independent auditors, Bush & Germain, P.C., because that firm is withdrawing from serving the Company in that capacity and the Company has not yet engaged a successor. The report by Bush & Germain on the Company's financial statements for the years 2001 and 2002 did not contain any adverse opinion, disclaimer of opinions, or qualifications or modifications as to uncertainty, audit scope or accounting principles. Bush & Germain has decided that it no longer wishes to audit public companies but has agreed to continue providing review and audit services until the Company has engaged a successor. For the years 2001 and 2002 and for the year 2003 until the date hereof, there have not been any disagreements between the Company and Bush & Germain regarding accounting principles or practices, financial statement disclosures or auditing scope or procedures. The Company and its Audit Committee are actively searching for a new audit firm. Our goal is to conclude this search as soon as possible. Representatives of Bush & Germain will be present at the Annual Meeting and are expected to be available to respond to appropriate questions.

     The Company provided Bush & Germain a copy of the above disclosure; Bush & Germain did not submit any statement in response for inclusion in this Proxy Statement.

              IV. OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors knows of no other matters which are likely to be brought before the Meeting. [However, a shareholder submitted a proposal for inclusion in this Proxy Statement which the Company omitted pursuant to Rule 14a-8 of the Security and Exchange Commission's proxy rules. That proposal recommended that the Company spin off its interest in the Orange County-Poughkeepsie Cellular Partnership. If the shareholder should present the proposal at the Annual Meeting, it is the intention of the persons named in the Common Share proxy to vote against such proposal.] In addition, another shareholder submitted information to the Company that could be taken to mean that the shareholder would make a motion at the Annual Meeting recommending that the Company should register as an investment company. Although the Company does not believe that this information was submitted in time to comply with Rule 14a-4 of the Securities and Exchange Commission, the Company wishes, for the avoidance of doubt, to state that the persons named in the Common Share proxy intend to vote against such recommendation. If any other matter should properly come before the Meeting, it is the intention of the persons named in the Common Share proxy to vote in accordance with their judgment on such matter.

                           V. SHAREHOLDER PROPOSALS

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with the regulations of the Securities and Exchange Commission. If a shareholder intends to present a proposal at the Company's 2004 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company, 47 Main Street, Warwick, New York 10990, not later than November 26, 2003 in order to be included in the Company's Proxy
Statement and form of proxy relating to such Annual Meeting of Shareholders. Under the rules of the Securities and Exchange Commission, shareholders submitting such proposals are required to have held Common Shares of the Company amounting to at least $2,000 in market value or one percent of the Common Shares outstanding for at least one year prior to the date on which such proposals are submitted. Furthermore, such shareholders must continue to own at least that amount of the Company's Common Shares through the date on which the Annual Meeting of Shareholders is held.

Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows a company to exercise discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of shareholders or the date specified by an advance notice provision in the company's by-laws. The By-laws of the Company contain an advance notice provision that requires notice to be received by the Company no less than the date that is 120 days prior to the date in 2004 which corresponds to the date in 2003 on which the Company mailed this Proxy Statement to its shareholders. The date by which shareholders must submit their proposals for the Company's 2004 Annual Meeting of Shareholders for purposes of Rule 14a-4 is November 26, 2003.


                                      BY ORDER OF THE BOARD OF DIRECTORS,

Dated:  March 25, 2003                Herbert Gareiss, Jr., Secretary

               RESTATED AND AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                        WARWICK VALLEY TELEPHONE COMPANY


                Under Section 807 of the Business Corporation Law

     We, the undersigned, M. Lynn Pike and Herbert Gareiss, Jr., being respectively the President and the Secretary of Warwick Valley Telephone Company (the "Corporation"), do hereby certify that:

     I. The name of the Corporation is Warwick Valley Telephone Company.

     II. The Certificate of Incorporation of the Corporation was filed by the Department of State of the State of New York on January 16, 1902.

     III. The Certificate of Incorporation of the Corporation, as amended heretofore, is hereby further amended to effect the following amendments authorized by Section 801 of the Business Corporation Law:

          A. To replace the purposes clause with a provision that provides as the Corporation's purposes those purposes permitted to any business corporation, and to delete the description of the territory in which the Corporation operated as a telephone corporation;

          B. To delete the paragraph setting forth the calculation for the calculation of the Corporation's capital;

          C. To change the authorized Common Shares from 2,160,000 shares, no par value, to 10,000,000 shares, par value $0.01 per share, as follows: change the 1,994,423 shares of Common Shares, no par value, currently issued, including those held in treasury, into 5,983,269 shares of Common Shares, par value $0.01 per share, at the rate of 3 shares of Common Shares for each share of Common Shares presently issued; and to change the authorized but unissued shares of Common Shares of the Corporation from 165,577 shares of Common Shares, no par value, to 4,016,731 shares, par value $0.01 per share, at the rate of approximately 24.25899 shares to one.

          D. To change the authorized but unissued Preferred Shares from 2,500, par value $100 per share, to 10,000,000 shares, par value $0.01 per share, that being a ratio of 4,000 Preferred Shares, par value $0.01 per share, for each authorized but unissued Preferred Share, par value $100 per share, and to leave unchanged the 5,000 presently issued and outstanding 5% Series Preferred Shares, as a consequence of which the Corporation shall have 10,005,000 authorized Preferred Shares, namely 10,000,000, par value $0.01 per share and 5,000, par value $100 per share (such 5,000 being the 5% Series Preferred Shares);

          E. To eliminate certain provisions relating to the 5% Series Preferred Shares that are no longer legally relevant due to changes in the New York laws relating to business corporations;

          F. To eliminate the apparent right of holders of 5% Series Preferred Shares to convert such shares at their discretion into shares of Common Shares, which apparent right was based on an inadvertent filing made without a required regulatory approval;

          G. To permit the Board of Directors of the Corporation to establish a new series of Preferred Shares with such terms and provisions as the Board of Directors deems appropriate, subject to certain limitations;

          H. To provide (i) for the fixing of the number of directors at no fewer than three (3) and no more than twelve (12), (ii) for the removal of directors for cause by the shareholders or

                                       -I-
                   by the Board of Directors, and (iii) for the filling of newly created directorships and vacancies by the remaining members of the Board of Directors;

          I. To delete certain information with respect to the Corporation's initial directors and shareholders;

          J. To make conforming changes to Article, paragraph, section or clause numbers, capitalization and other stylistic changes (such as the consistent use of defined terms); and

          K. To delete the word "The" which may or may not be at the beginning of the Corporation's name to conform to the Corporation's practice.

     IV. This Restatement and Amendment of the Certificate of Incorporation of the Corporation was authorized by a resolution adopted by the Board of Directors at a meeting thereof duly called and held, followed by the affirmative votes of the holders of the requisite percentage of the outstanding shares of Common Shares, cast in person or by proxy, at the Annual Meeting of the holders of Common Shares held on April 25, 2003, and, in addition, with respect to the authorization of additional shares of Preferred Shares, the correction of the inadvertent filing referred to above and the other changes in the class of Preferred Shares referred to above, by the affirmative votes of the holders of the requisite percentage of the outstanding shares of the Preferred Shares, cast in person or by proxy, at the Annual Meeting of the holders of Preferred Shares held on April 25, 2003. The aforementioned Annual Meeting was held upon notice, pursuant to section 605 of the Business Corporation Law, to every shareholder of record entitled to vote thereon, and neither the Certificate of Incorporation, as previously amended, nor any other Certificate filed pursuant to law requires a larger proportion of votes.

     V. The text of the Certificate of Incorporation is hereby in its entirety restated and amended to read as set forth in full below:








                                      -II-

                          CERTIFICATE OF INCORPORATION
                                       OF
                        WARWICK VALLEY TELEPHONE COMPANY


        FIRST:  The name of the Corporation is Warwick Valley Telephone Company.

        SECOND: The purposes for which the Corporation is formed are: To engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York, except that the Corporation is not organized to engage in any act or activity requiring the consent or approval of any official, department, board, agency or other body of the State of New York without first obtaining such consent or approval.

        THIRD: The total number of shares that the Corporation shall have the authority to issue is Twenty Million Five Thousand (20,005,000) shares. Of these Twenty Million Five Thousand (20,005,000) authorized shares:

        1. Ten Million (10,000,000) shares shall be Common Shares, and such Common Shares shall have a par value of $0.01 per share; and

        2. Ten Million Five Thousand (10,005,000) shares shall be Preferred Shares, and of such Preferred Shares:

             (a) Ten Million (10,000,000) shares shall have a par value of $0.01 per share; and

             (b) Five Thousand (5,000) shares shall have a par value of $100 per share, which shares shall be designated as 5% Series Preferred Shares and shall have the rights, preferences and limitations set forth in Article FOURTH below.

        Subject to any exclusive voting rights which may vest in holders of Preferred Shares under the provision of any series of Preferred Shares established by the Board of Directors pursuant to authority herein provided, and except as otherwise provided by law, the shares of Common Shares shall entitle the holders thereof to one vote for each share upon all matters upon which shareholders have the right to vote.

        Subject to the limitations and in the manner provided by law, shares of Preferred Shares may be issued from time to time in series and, subject to the provisions of Article FOURTH with respect to Preferred Shares, the Board of Directors is hereby authorized to establish and designate one or more series of Preferred Shares, to fix the number of shares constituting each such series, and to fix the designations and the relative rights, preferences and limitations of the shares of each such series and the variations in the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each such series.

        Subject to the limitations and in the manner provided by law, and subject to the provisions of Article FOURTH, the authority of the Board of Directors with respect to each such series shall include but shall not be limited to the authority to determine the following:

        1.   The designation of such series;

        2.   The number of shares initially constituting such series;

        3. The increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed;

        4. Whether or not the shares of such series shall be redeemable and, if such shares shall be redeemable, the terms and conditions of such redemption, including but not limited to the

                                      -III-
             date or dates upon or after which such shares shall be redeemable and the amount per share that shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates;

        5. The amount payable on the shares of such series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that the holders of such shares shall be entitled to be paid, or to have set apart for payment, not less than the par value per share before the holders of shares of Common Shares or the holders of any other class of stock ranking junior to the Preferred Shares as to rights on liquidation shall be entitled to be paid any amount or to have any amount set apart for payment; provided, further, that, if the amounts payable on liquidation are not paid in full, the shares of all series of the Preferred Shares (including the 5% Series Preferred Shares) shall share ratably in any distribution of assets other than by way of dividends in accordance with the sums which would be payable in such distribution if all sums payable were discharged in full. A liquidation, dissolution or winding up of the Corporation, as such terms are used in this clause (5), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale, lease or conveyance of all or a part of its assets;

        6. Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law and, if such shares shall have such voting rights, the terms and conditions thereof, including but not limited to the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Shares and the right to have more than one vote per share;

        7. Whether or not a sinking fund shall be provided for the redemption of the shares of such series of Preferred Shares and, if such a sinking fund shall be provided, the terms and conditions thereof;

        8. Whether or not the shares of such series of Preferred Shares shall have conversion privileges, and, if such shares shall have conversion privileges, the terms and conditions of conversion, including but not limited to any provision for the adjustment of the conversion rate or the conversion price; and

        9. Any other relative rights, preferences and limitations which the Board of Directors, in its discretion, may determine.

        FOURTH: The respective rights, preferences and limitations of the shares of 5% Series Preferred Shares are set forth in the following subdivisions designated (1) to (5) inclusive which are hereinafter referred to as subdivisions of this Article FOURTH.

        The designations, preferences, privileges, voting powers, restrictions and qualifications of the 5% Series Preferred Shares are as follows:

        1. The holders of the 5% Series Preferred Shares shall be entitled to cumulative dividends thereon at the rate of five per cent (5%) per annum on the par value thereof, payable quarterly on March 31, June 30, September 30 and December 31 of each year, in priority to the payments of dividends on the Common Shares. Said dividends shall be cumulative so that if the Corporation shall fail in any fiscal year to pay such dividends upon all the issued and outstanding 5% Series Preferred Shares, the deficiency shall be fully paid without interest before any dividends shall be set apart or paid on the Common Shares. Subject to the foregoing provisions, the 5% Series Preferred Shares shall not be entitled to participate in any other or additional surplus or earnings of the Corporation. The Board of Directors, in its discretion, may

                                      -IV-
             declare and pay dividends on the Common Shares concurrently with dividends on the 5% Series Preferred Shares for any dividend period for any fiscal year when such dividends are applicable to the Common Shares, provided, however, that all accumulated dividends on the 5% Series Preferred Shares for all previous fiscal years and all dividends for the previous dividend periods for that fiscal year shall have been paid in full.

        2. In case of the liquidation or dissolution or distribution of the assets of the Corporation, the holders of 5% Series Preferred Shares shall be paid the par value thereof and the amount of all unpaid accrued dividends thereon before any amount shall be payable to the holders of the Common Shares.

        3. The 5% Series Preferred Shares may be redeemed in whole or in part on any day on which a dividend shall be payable upon payment to the holders thereof the sum of One Hundred Dollars ($100.00) per share, and the amount of all unpaid accrued dividends thereon at the date of such redemption. The 5% Series Preferred Shares to be redeemed, if less than the whole thereof, shall be determined by lot in such manner as the Board of Directors shall determine. Thirty days' notice of such redemption shall be mailed to the holder of each such share to be redeemed at his last known post office address, as the same appears in the books of the Corporation, and upon the expiration of such thirty days all the rights and privileges of such redeemed shares and the holders thereof, except the right to receive the redemption price and accrued unpaid dividends, shall cease and terminate.

        4. The 5% Series Preferred Shares shall have no voting power except as otherwise herein specifically provided, however, that upon default in the payment of six quarterly dividends upon the 5% Series Preferred Shares, the holders of the 5% Series Preferred Shares shall thereafter, and until such default shall have been cured, be entitled to cast one vote for each such share upon all questions upon which the holders of Common Shares shall have the authority to vote, and, voting separately as a class together with the holders of any other series of Preferred Shares to elect the majority of the Board of Directors, the remaining members of the Board of Directors to be elected by the holders of the Common Shares.

        5. The entire voting power shall be vested in the Common Shares, except in the event of default in the payment of dividends upon the 5% Series Preferred Shares, in which event said series shall have voting power as herein provided, and, except as otherwise provided for the Preferred Shares of another series which may be designated, the Common Shares shall be vested with the whole interest in the earnings and assets of the corporation.

        FIFTH: The vote of the shareholders of the Corporation required to approve any Business Combination shall be as set forth in this Article FIFTH. The term "Business Combination" shall have the meaning ascribed to it in sub-paragraph 1(b) of this Article FIFTH. Each other capitalized term shall have the meaning ascribed to it in sub-paragraph 3 of this Article FIFTH.

        1.

             (a) In addition to any affirmative vote required by law or this Certificate of Incorporation and except as otherwise expressly provided in sub-paragraph 2 of this Article FIFTH:

                 (i) any merger or consolidation of the Corporation or any
             Subsidiary with (1) any Interested Shareholder or (2) any other person (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate of an Interested Shareholder; or

                 (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any

                                       -V-

             Affiliate of any Interested Shareholder of assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of One Million Dollars ($1,000,000) or more; or

                 (iii) the issuance or transfer by the Corporation or any
             Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any, Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of One Million Dollars ($1,000,000) or more, other than the issuance of securities upon the conversion of convertible securities of the Corporation or any Subsidiary which were not acquired by such Interested Shareholder (or such Affiliate) from the Corporation or a Subsidiary; or

                 (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

                 (v) any transaction involving the Corporation or any Subsidiary
             (whether or not with or into or otherwise involving an Interested Shareholder), and including without limitation, any reclassification of securities (including any reverse stock split), or recapitalization or reorganization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any self-tender offer for or repurchase of securities of the Corporation by the Corporation or any Subsidiary or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity securities or securities convertible into equity securities of the Corporation or any Subsidiary which is directly or indirectly beneficially owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

        shall require the affirmative vote of the holders of at least 70 percent of the combined voting power of the then outstanding shares of the Voting Stock, in each case voting together as a single class (it being understood that for purposes of this Article FIFTH each share of the Voting Stock shall have the number of votes granted to it pursuant to this Certificate of Incorporation or the terms of any series of the Corporation's Preferred Shares), which vote shall include the affirmative vote of at least two-thirds (2/3) of the combined voting power of the outstanding shares of Voting Stock held by shareholders other than the Interested Shareholder. Such affirmative vote shall be required notwithstanding any provision of law or any other provision of this Certificate of Incorporation or any agreement which might permit a lesser vote or no vote and in addition to any affirmative vote required of the holders of any class or series of Voting Stock pursuant to law, this Certificate of Incorporation or the terms of any series of the Corporation's Preferred Shares.

             (b) The term "Business Combination" as used in this Article FIFTH shall mean any transaction that is referred to in any one or more clauses (i) through (v) of sub-paragraph 1(a) of this Article FIFTH.

        2. The provisions of sub-paragraph 1(a) of this Article FIFTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as may be required by law, any other provision of this Certificate of Incorporation, or the terms of any series of the Corporation's Preferred Shares, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the shareholders of the Corporation, solely in their respective capacities as shareholders of the Corporation, the condition specified in the following sub-paragraph (a) is met, or, in the case of any other Business Combination, the conditions specified in the following sub-paragraph (a) or the conditions specified in the following sub-paragraph (b) are met:

             (a) such Business Combination shall have been approved by a majority of

                                      -VI-
        the Disinterested Directors; or

             (b) each of the conditions specified in the following clauses (i) through (v) shall have been met:

                 (i) the aggregate amount of the cash and Fair Market Value as of the Consummation Date of any consideration other than cash to be received per share by the holders of Common Shares in such Business Combination shall be at least equal to the highest of the following (it being intended that the requirements of this clause (b)(i) shall be met with respect to all Common Shares outstanding whether or not the Interested Shareholder has acquired any Common Shares):

                     (1) if applicable, the highest per share price (including
                 any brokerage commissions, transfer taxes and soliciting dealer's fees) paid in order to acquire any common shares beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; or

                     (2) the Fair Market Value per Common Share on the
                 Announcement Date or on the Determination Date, whichever is higher; or

                     (3) the amount which bears the same percentage relationship to the Fair Market Value of the Common Shares on the Announcement Date as the highest per share price determined in
                 (b)(i)(1) above bears to the Fair Market Value of the common shares on the date of the commencement of the acquisition of Common Shares by such Interested Shareholder; and

                 (ii) the aggregate amount of the cash and the Fair Market Value as of the Consummation Date of any consideration other than cash to be received per share by holders of the shares of any class or series of outstanding Voting Stock other than Common Shares shall be at least equal to the highest of the following (it being intended that the requirements of this clause (b)(ii) shall be met with respect to every class and series of such Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of a particular class or series of such Voting Stock):

                     (1) if applicable, the highest per share price (including
                 any brokerage commissions, transfer taxes and soliciting dealers, fees) paid in order to acquire any shares of such class or series Voting Stock beneficially owned by the Interested Shareholder that were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became the Interested Shareholder, whichever is higher; or

                     (2) if applicable, the highest preferential amount per
                 share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; or

                     (3) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or the Determination Date, whichever is higher; or

                     (4) the amount which bears the same percentage to the Fair
                 Market Value of such class or series of Voting Stock on the Announcement Date as the highest per share price in clause
                 (b)(ii)(1) above bears to the Fair Market Value of such Voting Stock on the date of the commencement of the acquisition of such Voting Stock by


                                      -VII-
                 such Interested Shareholder; and

                 (iii) the consideration to be received by holders of a
             particular class or series of outstanding Voting Stock (including Common Shares) shall be in cash or in the same form as was previously paid in order to acquire beneficially shares of such class or series of Voting Stock that are beneficially owned by the Interested Shareholder and, if the Interested Shareholder beneficially owns shares of any class or series of Voting Stock that were acquired with varying forms of consideration, the form of consideration to be received by each holder of shares of such class or series of Voting Stock shall be, at the option of such holder, either cash or the form used by the Interested Shareholder to acquire beneficially the largest number of shares of such class or series of Voting Stock beneficially acquired by it prior to the Announcement Date; and

                 (iv) after such Interested Shareholder has become an Interested
             Shareholder and prior to the consummation of such Business
             Combination:

                      (1) such Interested Shareholder shall not have become the
                 beneficial owner of any additional shares of Voting Stock of the Corporation, except as part of the transaction in which it became an Interested Shareholder or upon conversion of convertible securities acquired by it prior to becoming an Interested Shareholder or as a result of a pro rata stock dividend or stock split; and

                      (2) such Interested Shareholder shall not have received
                 the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits or other tax advantages provided by the Corporation or any Subsidiary, whether in anticipation of or in connection with such Business Combination or otherwise; and

                      (3) such Interested Shareholder shall not have caused any
                 material change in the Corporation's business or capital structure including, without limitation, the issuance of shares of capital stock of the Corporation to any third party; and

                      (4) there shall have been (x) no failure to declare and
                 pay at the regular date therefore the full amount of dividends (whether or not cumulative) on any outstanding preferred shares of the Corporation except as approved by a majority of the Disinterested Directors, (y) no reduction in the annual rate of dividends paid on Common Shares (except as necessary to reflect any subdivision of the Common Shares), except as approved by a majority of the Disinterested Directors, and (z) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization, self tender offer or any similar transaction which has the effect of reducing the number of outstanding Shares of Common Shares, unless the failure so to increase such annual rate was approved by a majority of the Disinterested Directors; and

                 (v) a proxy or information statement describing the proposed
             Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules and regulations), whether or not the Corporation is then subject to such requirements, shall be mailed by and at the expense of the Interested Shareholder at least thirty (30) days prior to the Consummation Date of such Business Combination to the public shareholders of the Corporation (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions), and may contain at the front thereof in a

                                     -VIII-
             prominent place (i) any recommendations as to the advisability (or inadvisability) of the Business Combination which the Disinterested Directors, if any, may choose to state, and (ii) the opinion of a reputable national or regional investment banking firm with expertise in telecommunications as to the fairness (or not) of such Business Combination from the point of view of the remaining public shareholders of the Corporation (such investment banking firm to be engaged solely on behalf of the remaining public shareholders, to be paid a reasonable fee for its services by the Corporation upon receipt of such opinion, to be unaffiliated with such Interested Shareholder, and, if there are at the time any Disinterested Directors, to be selected by a majority of the Disinterested Directors).

        3.   For purposes of this Article FIFTH:

             (a) A "person" shall include, without limitation, any individual, firm, corporation, group (as such term is used in Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1987) or other entity.

             (b) "Interested Shareholder" shall mean any person (other than the Corporation or any Subsidiary or any employee benefit plan of the Corporation or any Subsidiary) who or which:

                 (i) is the beneficial owner, directly or indirectly, of more than 10 percent of the combined voting power of the then outstanding shares of Voting Stock; or

                 (ii) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the combined voting power of the then outstanding shares of Voting Stock; or

                 (iii) is an assignee of or has otherwise succeeded to the
             beneficial ownership of any shares of Voting Stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

             (c) A person shall be a "beneficial owner" of any Voting Stock:

                 (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

                 (ii) which such person or any of its Affiliates or Associates has (1) the right to acquire (whether or not such right is exercisable immediately) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote or direct the vote pursuant to any agreement, arrangement or understanding; or

                 (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

             (d) For the purposes of determining whether a person is an Interested Shareholder pursuant to sub-paragraph 3(b) of this Article FIFTH, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such Interested Shareholder through application of sub-paragraph 3(c) of this Article FIFTH but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangements or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                                      -IX-

             (e) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1987.

             (f) "Subsidiary" shall mean any person more than 50 percent of whose outstanding equity securities having ordinary voting power in the election of directors is owned, directly or indirectly, by the Corporation or by a Subsidiary or by the Corporation and one or more Subsidiaries; provided, however, that for the purposes of the definition of Interested Shareholder set forth in sub-paragraph 3(b) of this Article FIFTH, the term "Subsidiary" shall mean only a person of which a majority of each class of stock ordinarily entitled to vote for the election of directors is owned, directly or indirectly, by the Corporation.

             (g) "Disinterested Director" shall mean any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Shareholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

             (h) "Fair Market Value" shall mean: (1) in the case of stock, the highest closing sale price during the 30-day period commencing on the 40th day preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks; or, if such stock is not quoted on the New York Stock Exchange Composite Tape, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed; or if such stock is not listed on any such exchange, the highest closing sale price or bid quotation with respect to a share of such stock during the 30-day period commencing on the 40th day preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use; or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (2) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

             (i) In the event of any Business Combination in which the Corporation survives, the phrase "any consideration other than cash to be received" as used in sub-paragraphs 2(b)(i) and 2(b)(ii) of this Article FIFTH shall include Common Shares and/or the shares of any other class or series of outstanding Voting Stock retained by the holders of such shares.

             (j) "Announcement Date" shall mean the date of first public announcement of the proposed Business Combination.

             (k) "Determination Date" shall mean the date on which the Interested Shareholder became an Interested Shareholder.

             (l) "Consummation Date" shall mean the date of the consummation of the Business Combination.

             (m) The term "Voting Stock" shall mean, in any given time, all outstanding shares of Common Shares of the Corporation and all outstanding shares of any other classes or series of the corporation's capital stock, the holders of which are entitled at such time to vote upon all questions upon which the holders of shares of Common Shares shall have the authority to vote, in each case voting together as a single class.

        4. A majority of the Disinterested Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine

                                       -X-
             compliance with this Article FIFTH including, without limitation:

             (a)      whether a person is an Interested Shareholder;

             (b) the number of shares of Voting Stock or any other stock beneficially owned by any person;

             (c) whether a person is an Affiliate or Associate of another person;

             (d) whether the requirements of sub-paragraph 2(b) of this Article FIFTH have been met with respect to any Business Combination;

             (e) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of One Million Dollars ($1,000,000) or more; and

             (f) all other matters with respect to which a determination is required under this Article FIFTH.

        5. Nothing contained in this Article FIFTH shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

        6. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 70 percent of the combined voting power of the Voting Stock shall be required to alter, amend or repeal this Article FIFTH or to adopt any provision inconsistent therewith; provided, however, that if there is an Interested Shareholder on the record date for the meeting at which such action is submitted to the shareholders for their consideration, such 70 percent vote must include the affirmative vote of at least two-thirds (2/3) of the combined voting power of the outstanding shares of Voting Stock held by shareholders other than the Interested Shareholder.

        7. Nothing contained in this Article FIFTH is intended, or shall be construed, to affect any of the relative rights, preferences or limitations, within the meaning of such terms under Section 801(b)(12) of the New York Business Corporation Law or any successor statute, of any shares of any authorized class or series of the corporation's stock, whether issued or unissued.

        SIXTH: The Board of Directors of the Corporation, when evaluating any offer of another party to (1) purchase, or exchange any securities or property for, any outstanding equity securities of the Corporation or any subsidiary; (2) merge or consolidate the Corporation or any subsidiary with another company; or
(3) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation or any subsidiary, shall, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration not only to the price or other consideration being offered but also to all other relevant factors, including, without limitation, (i) the financial and managerial resources and future prospects of the offeror; (ii) the possible effects on the business of the Corporation and its subsidiaries and on the ratepayers, and other customers, employees, suppliers and creditors of the Corporation and its subsidiaries; and
(iii) the possible effects on the communities in which the facilities of the Corporation and its subsidiaries are located. In so evaluating any such offer, the Board of Directors shall be deemed to be acting in accordance with its duly authorized duties and in good faith, in the best interests of the Corporation.

        SEVENTH: Except as otherwise specifically provided by law or in this Certificate of Incorporation, the affirmative vote in person or by proxy of the holders of seventy percent (70%) of the combined voting power of the issued and outstanding common shares of the Corporation and the issued and outstanding shares of any other classes or series of the Corporation's capital stock, the holders of which are entitled at the time to vote upon all questions upon which the holders of Common Shares shall have the authority to vote, shall be required to adopt any plan of merger or consolidation (other than any plan of merger involving the merger into the Corporation of one or more sub-

                                      -XI-
sidiaries of the Corporation, provided the Corporation owns 90% or more of each class of stock of such subsidiary or subsidiaries) or to approve the sale of all or substantially all of the Corporation's assets. Any amendment to the Certificate of Incorporation which amends, deletes or otherwise modifies or changes this section of the Certificate of Incorporation or any part thereof, shall be authorized by a like vote of the shareholders. Nothing contained in this Article SEVENTH is intended, or shall be construed, to affect any of the relative rights, preferences or limitations, within the meaning of such terms under Section 801(b)(12) of the New York Business Corporation Law or any successor statute, of any shares of any authorized class or series of the Corporation's stock, whether issued or unissued.

        EIGHTH:         The term of existence of the Corporation shall be
perpetual.

        NINTH:          To the fullest extent now or hereafter provided for
or permitted by law, no director of the Corporation shall be personally liable to the Corporation or its shareholders for damages for any breach of duty in such capacity. Neither the amendment or repeal of this Article nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article shall eliminate or reduce the protection afforded by this Article to a director of the Corporation in respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

        TENTH:          1. Subject to the rights of holders of Preferred Shares
to elect directors under specified circumstances, the number of directors of the Corporation shall be not less than three (3) nor more than twelve (12) and shall be fixed from time to time by the By-laws of the Corporation.

                        2. Subject to the rights of holders of Preferred Shares, any director may be removed from office only for cause and (i) by the affirmative vote of the holders of not less than a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of such directors or (ii) by the majority vote of the members of the Board of Directors then in office. For purposes of this Paragraph, "cause" shall mean the willful and continuous failure of a director to substantially perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Corporation.

        ELEVENTH:       Subject to any limitations imposed by this Certificate
or applicable law, the Board of Directors shall have power to adopt, amend or repeal the By-laws of the Corporation by the affirmative vote of not less than a majority of the total number of directors. Subject to the provisions of this Article ELEVENTH, any By-laws made by the directors under the powers conferred hereby may be amended or repealed by the directors or by the shareholders.

        TWELFTH:        No holder of any share of stock of this Corporation
shall be entitled as a matter of right to subscribe for, purchase or receive any part of the unissued stock of the Corporation or any stock of the Corporation to be issued by reason of any increase of the authorized capital stock of the Corporation or any stock of the Corporation purchased by the Corporation or by its nominees, or to subscribe for, purchase or receive any rights to or option to purchase any such stock or any bonds, certificates of indebtedness, debentures or other securities convertible into or carrying options or warrants to purchase stock or other securities of the Corporation, or have any other pre-emptive rights as now or hereafter defined by the laws of the State of New York.

        THIRTEENTH:     The office of the Corporation in the State of New York
is located in the County of Orange. The Secretary of State of the State of New York is hereby designated as an agent of the Corporation on whom all process in any action or proceeding against the Corporation may be served within the State of New York. The address to which the Secretary of State shall mail a copy of any process that may be served upon him is Warwick Valley Telephone Company,
Attention: President, 47 Main Street, Warwick, New York 10990.

******

                                      -XII-

          IN WITNESS WHEREOF, the undersigned have executed and subscribed this Restated Certificate of Incorporation this ____ day of ___________, 2003.





                                  ----------------------------------------------
                                  M. Lynn Pike
                                    President and Chief Executive Officer





                                  ----------------------------------------------
                                    Herbert Gareiss, Jr.
                                    Secretary

                                     -XIII-

STATE OF NEW YORK                   )

                                    ) SS:

COUNTY OF ORANGE                    )



                  On ______________, 2003, M. Lynn Pike, being duly sworn, deposes and says that he is the President and Chief Executive Officer of Warwick Valley Telephone Company, the corporation named in the foregoing Restated and Amended Certificate of Incorporation, that he has read and signed the foregoing Restated Certificate of Incorporation, and that the statements contained therein are true.


                                ------------------------------------------------
                                  Notary Public







STATE OF NEW YORK                   )

                                    ) SS:

COUNTY OF ORANGE                    )

                  On _______________, 2003, Herbert Gareiss, Jr., being duly sworn, deposes and says that he is the Secretary of Warwick Valley Telephone Company, the corporation named in the foregoing Restated and Amended Certificate of Incorporation, that he has read and signed the foregoing Restated Certificate of Incorporation, and that the statements contained therein are true.


                                ------------------------------------------------
                                  Notary Public




                                      -XIV-

                                   NOTICE OF
                              SHAREHOLDER NOMINEES


                  Only persons who are nominated in accordance with the procedures set forth in this Section 6 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at the annual meeting of shareholders by or at the direction of the Board of Directors, or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company.

                  To be timely, a shareholder's notice shall be delivered or mailed and received at the principal executive offices of the Company not less than 120 days prior to the date on which the Company first mailed its proxy materials for the prior year's annual meeting; provided, however, that in the event the annual meeting is called for a date that is not within 30 days before or after the anniversary date of the prior year's annual meeting, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of such date was made by the Company. The shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on the Company's books, of such shareholder, and (ii) the class and number of shares of the Company which are beneficially owned by such shareholder.

                  At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 6.

                  The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-laws, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

                          CERTIFICATE OF INCORPORATION
                                       OF
                        WARWICK VALLEY TELEPHONE COMPANY


                  FIRST:    The name of the Corporation is, [the] Warwick Valley
Telephone Company.

                  SECOND: The [general route and points to be connected by said line are, the residences, business and public places in] purposes for which the Corporation is formed are: To engage in any lawful act or activity for which corporations may be organized under the [Village and Town] Business Corporation Law of [Warwick,] the State of New York, except that the Corporation is not organized to engage in any act or activity requiring the consent or approval of any official, department, board, [the County of Orange,] agency or other body of the State of New York, [and the Counties of Sussex and Passaic, New Jersey] without first obtaining such consent or approval.

                  THIRD: The total number of shares [of] that the Corporation [which may be issued is 2,167,500,] shall have the authority to [consist of 7,500 preferred] issue is Twenty Million Five Thousand (20,005,000) shares [having a par value of $100.00 each and 2,160,000 common]. Of these Twenty Million Five Thousand (20,005,000) authorized shares [without par value.]:

                  [The preferred shares may be issued in series to be known as "_______ series preferred shares" the blank to be completed by a distinctive designation for each series which may be issued.]

                  [The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount the consideration received by the corporation for the issuance of shares without par value, plus such amounts as from time to time by resolution of the Board of Directors, may be transferred thereto.]

                  [The designations, preferences, privileges and voting powers or restrictions or qualifications of the several classes of shares of Capital Stock which the Corporation may henceforth have are:]

                  [2,160,000 shares of Common Stock without par value with full voting power.]

                  [1,000 shares of $4. Cumulative Preferred Stock to have the following preferences, voting powers, or restrictions or qualifications.]

                           [(a) It will be entitled up to Four Dollars ($4)
                  per share and no more before Common participates in any dividends, said dividends to be paid on March 31, June 30, September 30 and December 31 in each year.]

                           [(b) In case of dissolution or other distribution of
                  assets, holders of Preferred Stock will be entitled to distribution of the assets up to par value of the Preferred Stock and accumulated dividends prior to holders of Common Stock.]

                           [(c) It will have no voting powers except, if default
                  is made in four quarterly dividend payments the Preferred Stockholders shall have the right to elect a majority of the Board of Directors, such voting rights to continue until all of the dividends in arrears shall have been paid.]

                           [(d) Any or all of the shares of Preferred Stock may
                  be called for redemption on any dividend payment date at the option of the company on not less than 30 days prior published notice or in writing, at par and accumulated dividends to the date fixed for redemption, except that, if less than all of the said shares are to be so redeemed, the shares to be redeemed shall be drawn by lot.]

                  [No holder of any share of stock of this Corporation either common or preferred shall be entitled as a matter of right, to subscribe for, purchase or receive any part of the unissued stock of the corporation or any stock of the corporation to be issued by reason of any increase of the authorized capital stock of the corporation or any stock of the corporation purchased by the corporation or its nominee or nominees, or to subscribe for, purchase or receive any rights]


                                      -XV-

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "["and"]" in the electronic format.

[to or options to purchase any such stock or any bonds, certificates of indebtedness, debentures or other securities convertible into or carrying options or warrants to purchase stock or other securities of the corporation, or have any other pre-emptive rights as now or hereafter defined by the laws of the State of New York.]

                  1. Ten Million (10,000,000) shares shall be Common Shares, and Common Shares shall have a par value of $0.01 per share; and

                  2. Ten Million Five Thousand (10,005,000) shares shall be Preferred Shares, and of such Preferred Shares:

                           (a) Ten Million (10,000,000) shares shall have a par value of $0.01 per share; and

                           (b) Five Thousand (5,000) shares shall have a value of $100 per share, which shares shall be designated as 5% Series Preferred Shares and shall have the rights, preferences and limitations set forth in Article FOURTH below.

                  Subject to any exclusive voting rights which may vest in holders of Preferred Shares under the provision of any series of Preferred Shares established by the Board of Directors pursuant to authority herein provided, and except as otherwise provided by law, the shares of Common Shares shall entitle the holders thereof to one vote for each share upon all matters upon which shareholders have the right to vote.

                  Subject to the limitations and in the manner provided by law, shares of Preferred Shares may be issued from time to time in series and, subject to the provisions of Article FOURTH with respect to Preferred Shares, the Board of Directors is hereby authorized to establish and designate one or more series of Preferred Shares, to fix the number of shares constituting each such series, and to fix the designations and the relative rights, preferences and limitations of the shares of each such series and the variations in the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each such series.

                  Subject to the limitations and in the manner provided by law, and subject to the provisions of Article FOURTH, the authority of the Board of Directors with respect to each such series shall include but shall not be limited to the authority to determine the following:

                  1.       The designation of such series;

                  2. The number of shares initially constituting such series;

                  3. The increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed;

                  4. Whether or not the shares of such series shall be redeemable and, if such shares shall be redeemable, the terms and conditions of such redemption, including but not limited to the date or dates upon or after which such shares shall be redeemable and the amount per share that shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates;

                  5. The amount payable on the shares of such series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that the holders of such shares shall be entitled to be paid, or to have set apart for payment, not less than the par value per share before the holders of shares of Common Shares or the holders of any other class of stock ranking junior to the Preferred Shares as to rights on liquidation shall be entitled to be paid any amount or to have any amount set apart for payment; provided, further, that, if the amounts payable on liquidation are not paid in full, the shares of all series of the Preferred Shares (including the 5% Series Preferred Shares) shall share ratably in any distribution of assets other than by way of dividends in accordance with the sums which would be payable in such distribution if all sums payable were discharged in full. A liquidation, dissolution or winding up of the Corporation, as such terms are used in this clause (5), shall not

                                     -XVI-

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "["and"]" in the electronic format.

                           be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale, lease or conveyance of all or a part of its assets;

                  6. Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law and, if such shares shall have such voting rights, the terms and conditions thereof, including but not limited to the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Shares and the right to have more than one vote per share;

                  7. Whether or not a sinking fund shall be provided for the redemption of the shares of such series of Preferred Shares and, if such a sinking fund shall be provided, the terms and conditions thereof;

                  8. Whether or not the shares of such series of Preferred Shares shall have conversion privileges, and, if such shares shall have conversion privileges, the terms and conditions of conversion, including but not limited to any provision for the adjustment of the conversion rate or the conversion price; and

                  9. Any other relative rights, preferences and limitations which the Board of Directors, in its discretion, may determine.

                  FOURTH: [A series of preferred] The respective rights, preferences and limitations of the shares [to known as] "of 5% Series Preferred Shares" [is hereby created] are set forth in the following subdivisions designated (1) to (5) inclusive which are hereinafter referred to as subdivisions of this Article FOURTH.

                  The designations, preferences, privileges, voting powers, restrictions and qualifications of the 5% [series preferred shares] Series Preferred Shares are as follows:

                  [5% Series Preferred Shares]

                  1. The holders of the 5% Series Preferred Shares shall be entitled to cumulative dividends thereon at the rate of five per cent (5%) per annum on the par value thereof, payable quarterly on March 31, June 30, September [30,] 30 and December 31 of each year, in priority to the payments of dividends on the [common] Common [shares] Shares. Said dividends shall be cumulative so that if the [corporation] Corporation shall fail in any fiscal year to pay such dividends upon all the issued and outstanding 5% Series Preferred Shares, the deficiency shall be fully paid without interest, before any dividends shall be set apart or paid on the [common] Common [shares] Shares. Subject to the foregoing provisions, the 5% Series Preferred Shares shall not be entitled to participate in any other or additional surplus or earnings of the [corporation] Corporation. The Board of Directors, in its discretion, may declare and pay dividends on the [common] Common [shares] Shares concurrently with dividends on the 5% Series Preferred Shares for any dividend period for any fiscal year when such dividends are applicable to the [common] Common [shares] Shares, provided, however, that all accumulated dividends on the 5% Series Preferred Shares for all previous fiscal years and all dividends for the previous dividend periods for that fiscal year shall have been paid in full.

                  2. In case of the liquidation or dissolution or distribution of the assets of the [corporation] Corporation, the holders of 5% Series Preferred Shares shall be paid the par value thereof and the amount of all unpaid accrued dividends thereon before any amount shall be payable to the holders of the [common] Common [shares] Shares.

                  3. The 5% Series Preferred Shares may be redeemed in whole or in part on any day on which a dividend shall be payable upon payment to the holders thereof the sum of One Hundred Dollars ($100.00) per share, and the amount of all unpaid accrued dividends thereon at the

                                     -XVII-

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                           date of such redemption. The 5% Series Preferred
                           Shares to be redeemed, if less than the whole thereof, shall be determined by lot in such manner as the Board of Directors shall determine. Thirty days' notice of such redemption shall be mailed to the holder of each such share to be redeemed at his last known post office address, as the same appears in the books of the [corporation] Corporation, and upon the expiration of such thirty days all the rights and privileges of such redeemed shares and the holders thereof, except the right to receive the redemption price and accrued unpaid dividends, shall cease and terminate.

                  4. The 5% Series Preferred Shares shall have no voting power except as otherwise herein specifically provided [and shall not vote in a proceeding for the mortgaging of the property and franchises of the corporation pursuant to section sixteen of the Stock Corporation Law, for guaranteeing the bonds of another corporation pursuant to section nineteen of the Stock Corporation Law, for the sale of franchises and property of the corporation pursuant to section twenty of the Stock Corporation Law for the making of any amendment to the certificate of incorporation pursuant to sections thirty-five and thirty-six of the Stock Corporation Law except when otherwise required by the provisions of Section fifty-one of the Stock Corporation Law or any other applicable provisions of law for consolidation pursuant to section eighty-six of the Stock Corporation Law, for voluntary dissolution pursuant to section one hundred five of the Stock Corporation Law or for change of name pursuant to the General Corporation Law, provided], however, that upon default in the payment of six quarterly dividends upon the 5% Series Preferred Shares, the holders of the 5% Series Preferred Shares shall thereafter, and until such default shall have been cured, be entitled to cast one vote for each such share upon all questions upon which the holders of [common] Common [shares] Shares shall have the authority to vote, and, voting separately as a class together with the holders of any other series of Preferred Shares to elect the majority of the Board of Directors, the remaining members of the Board of Directors to be elected by the holders of the [common] Common [shares] Shares.

                  5. The entire voting power shall be vested in the [common shares] Common Shares, except in the event of default in the payment of dividends upon the [series preferred shares] 5% Series Preferred Shares, in which event said series shall have voting power as herein provided, and, except as otherwise provided for the [preference] Preferred [stock] Shares of [the several classes and] another series which may be designated, the [common] Common [shares] Shares shall be vested with the whole interest in the earnings and assets of the corporation."

                  FIFTH:      The vote of the shareholders of the [corporation]
Corporation required to approve any Business Combination shall be as set forth in this [Paragraph] Article [V] FIFTH. The term "Business Combination" shall have the meaning ascribed to it in [sub-paragraph] sub-paragraph [1.] 1([B]b) of this [Paragraph] Article [V] FIFTH. Each other capitalized term shall have the meaning ascribed to it in sub-paragraph 3 of this [Paragraph] Article [V] FIFTH.

                  1.

                           (a) [(a)] In addition to any affirmative vote
                  required by law or this [certificate of incorporation] Certificate of Incorporation and except as otherwise expressly provided in sub-paragraph 2 of this [Paragraph] Article [V]
                  FIFTH:

                               (i) any merger or consolidation of the
                           [corporation] Corporation or any Subsidiary with ([i]1) any Interested Shareholder or ([ii]2) any other person (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate of an Interested Shareholder; or

                               (ii) any sale, lease, exchange, mortgage,
                           pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any

                                    -XVIII-

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                           Affiliate of any Interested Shareholder of assets of
                           the [corporation] Corporation or any Subsidiary having an aggregate Fair Market Value of One Million Dollars ($1,000,000) or more; or

                               (iii) the issuance or transfer by the
                           [corporation] Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the [corporation] Corporation or any Subsidiary to any, Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of One Million Dollars ($1,000,000) or more, other than the issuance of securities upon the conversion of convertible securities of the [corporation] Corporation or any Subsidiary which were not acquired by such Interested Shareholder (or such Affiliate) from the [corporation] Corporation or a Subsidiary; or

                               (iv) the adoption of any plan or proposal for the
                           liquidation or dissolution of the [corporation] Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

                               (v) any transaction involving the [corporation]
                           Corporation or any Subsidiary (whether or not with or into or otherwise involving an Interested Shareholder), and including without limitation, any reclassification of securities (including any reverse stock split), or recapitalization or reorganization of the [corporation] Corporation, or any merger or consolidation of the [corporation] Corporation with any of its Subsidiaries or any self-tender offer for or repurchase of securities of the [corporation] Corporation by the [corporation] Corporation or any Subsidiary or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity securities or securities convertible into equity securities of the [corporation] Corporation or any Subsidiary which is directly or indirectly beneficially owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

                  shall require the affirmative vote of the holders of at least 70 percent of the combined voting power of the then outstanding shares of the Voting Stock, in each case voting together as a single class (it being understood that for purposes of this [Paragraph V] Article FIFTH each share of the Voting Stock shall have the number of votes granted to it pursuant to this [certificate] Certificate of [incorporation] Incorporation or the terms of any series of the [corporation] Corporation's [preferred] Preferred [shares] Shares), which vote shall include the affirmative vote of at least two-thirds (2/3) of the combined voting power of the outstanding shares of Voting Stock held by shareholders other than the Interested Shareholder. Such affirmative vote shall be required notwithstanding any provision of law or any other provision of this [certificate] Certificate of [incorporation] Incorporation or any agreement which might permit a lesser vote or no vote and in addition to any affirmative vote required of the holders of any class or series of Voting Stock pursuant to law, this [certificate] Certificate of [incorporation] Incorporation or the terms of any series of the [corporation] Corporation's [preferred] Preferred [shares] Shares.

                           (b) The term "Business Combination" as used in this
                  [Paragraph V] Article FIFTH shall mean any transaction that is referred to in any one or more clauses ([1]i) through ([5]v) of sub-paragraph [1.]1([A]a) of this [Paragraph] Article [V] FIFTH.

                  2. The provisions of sub-paragraph [1.]1([A]a) of this [Paragraph] Article [V] FIFTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as may be required by law, any other provision of this [certificate] Certificate of [incorporation] Incorporation, or the terms of any series of the [corporation] Corporation's [preferred] Preferred [shares] Shares, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the shareholders of the [corporation] Corporation, solely in their respective capacities as shareholders of the [corporation]

                                     -XIX-
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                          Corporation, the condition specified in the following
                          sub-paragraph (a) is met, or, in the case of any other Business Combination, the conditions specified in the following sub-paragraph ([A]a) or the conditions specified in the following sub-paragraph ([B]b) are met:

                          (a) such Business Combination shall have been
                  approved by a majority of the Disinterested Directors; or

                          (b) each of the conditions specified in the following
                  clauses  ([1]i) through ([5]v) shall have been met:

                               (i) the aggregate amount of the cash and Fair Market Value as of the Consummation Date of any consideration other than cash to be received per share by the holders of [common shares] Common Shares in such Business Combination shall be at least equal to the highest of the following (it being intended that the requirements of this clause ([B]b)([1]i) shall be met with respect to all [common] Common [shares] Shares outstanding whether or not the Interested Shareholder has acquired any [common] Common [shares] Shares):

                                      (1)     if applicable, the highest per
                                    share price (including any brokerage
                                    commissions, transfer taxes and soliciting
                                    [dealers] dealer's fees) paid in order to acquire any common shares beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; or

                                      (2)      [The] the Fair Market Value per
                                    [common] Common [share] Share on the
                                    Announcement Date or on the Determination
                                    Date, whichever is higher; or

                                      (3)      the amount which bears the same
                                    percentage relationship to the Fair Market
                                    Value of the [common shares] Common Shares on the Announcement Date as the highest per share price determined in ([B)(1]b)(i)(1) above bears to the Fair Market Value of the common shares on the date of the commencement of the acquisition of [common] Common [shares] Shares by such Interested Shareholder; and

                               (ii) the aggregate amount of the cash and the Fair Market Value as of the Consummation Date of any consideration other than cash to be received per share by holders of the shares of any class or series of outstanding Voting Stock other than [common shares] Common Shares shall be at least equal to the highest of the following (it being intended that the requirements of this clause ([B]b)([2]ii) shall be met with respect to every class and series of such Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of a particular class or series of such Voting Stock):

                                      (1)      if applicable, the highest per
                                    share price (including any brokerage
                                    commissions, transfer taxes and soliciting dealers', fees) paid in order to acquire any shares of such class or series [of] Voting Stock beneficially owned by the Interested Shareholder [which] that were acquired beneficially by such Interested Shareholder
                                    (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became the Interested Shareholder, whichever is higher; or

                                      (2)      if applicable, the highest
                                    preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; or

                                      (3)      the Fair Market Value per share
                                    of such class or series of Voting

                                      -XX-
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                                    Stock on the Announcement Date or the
                                    Determination Date, whichever is higher; or

                                      (4)      the amount which bears the same
                                    percentage to the Fair Market Value of such class or series of Voting Stock on the Announcement Date as the highest per share price in clause ([B]b)([2]ii)([i]1) above bears to the Fair Market Value of such Voting Stock on the date of the commencement of the acquisition of such Voting Stock by such Interested Shareholder; and

                                    (iii) the consideration to be received by
                           holders of a particular class or series of outstanding Voting Stock (including [common shares] Common Shares) shall be in cash or in the same form as was previously paid in order to acquire beneficially shares of such class or series of Voting Stock that are beneficially owned by the Interested Shareholder and, if the Interested Shareholder beneficially owns shares of any class or series of Voting Stock that were acquired with varying forms of consideration, the form of consideration to be received by each holder of shares of such class or series of Voting Stock shall be, at the option of such holder, either cash or the form used by the Interested Shareholder to acquire beneficially the largest number of shares of such class or series of Voting Stock beneficially acquired by it prior to the Announcement Date; and

                                    (iv) after such Interested Shareholder has
                           become an Interested Shareholder and prior to the consummation of such Business Combination:

                                      (1)      such Interested Shareholder
                                    shall not have become the beneficial owner of any additional shares of Voting Stock of the [corporation] Corporation, except as part of the transaction in which it became an Interested Shareholder or upon conversion of convertible securities acquired by it prior to becoming an Interested Shareholder or as a result of a pro rata stock dividend or stock split; and

                                      (2)      such Interested Shareholder
                                    shall not have received the benefit,
                                    directly or indirectly (except
                                    proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits or other tax advantages provided by the [corporation] Corporation or any Subsidiary, whether in anticipation of or in connection with such Business Combination or otherwise; and

                                      (3)      such Interested Shareholder
                                    shall not have caused any material change in the [corporation] Corporation's business or capital structure including, without limitation, the issuance of shares of capital stock of the [corporation] Corporation to any third party; and

                                      (4)      there shall have been (x) no
                                    failure to declare and pay at the regular date therefore the full amount of dividends (whether or not cumulative) on any outstanding preferred shares of the [Company] Corporation except as approved by a majority of the Disinterested Directors,
                                    (y) no reduction in the annual rate of
                                    dividends paid on [common] Common [shares]
                                    Shares (except as necessary to reflect any subdivision of the Common [shares] Shares), except as approved by a majority of the Disinterested Directors, and (z) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization, self tender offer or any similar transaction which has the effect of reducing the number of outstanding [common shares] Common Shares, unless the failure so to increase such annual rate was approved by a majority of the Disinterested Directors; and

                                    (v) a proxy or information statement
                           describing the proposed Business

                                     -XXI-
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                           Combination and complying with the requirements of
                           the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules and regulations), whether or not the [corporation] Corporation is then subject to such requirements, shall be mailed by and at the expense of the Interested Shareholder at least thirty
                           (30) days prior to the Consummation Date of such Business Combination to the public shareholders of the [corporation] Corporation (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions), and may contain at the front thereof in a prominent place (i) any recommendations as to the advisability (or inadvisability) of the Business Combination which the Disinterested Directors, if any, may choose to state, and (ii) the opinion of a reputable national or regional investment banking firm with expertise in telecommunications as to the fairness (or not) of such Business Combination from the point of view of the remaining public shareholders of the [corporation] Corporation (such investment banking firm to be engaged solely on behalf of the remaining public shareholders, to be paid a reasonable fee for its services by the [corporation] Corporation upon receipt of such opinion, to be [unaffilated] unaffiliated with such Interested Shareholder, and, if there are at the time any Disinterested Directors, to be selected by a majority of the Disinterested Directors).

                  3.       For purposes of this [Paragraph V] Article FIFTH:

                           (a) A "person" shall include, without limitation, any
                  individual, firm, corporation, group (as such term is used in Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1987) or other entity.

                           (b) "Interested Shareholder" shall mean any person
                  (other than the [corporation] Corporation or any Subsidiary or any employee benefit plan of the [corporation] Corporation or any Subsidiary) who or which:

                               (i)     is the beneficial owner, directly or
                           indirectly, of more than 10 percent of the combined voting power of the then outstanding shares of Voting Stock; or

                               (ii)    is an Affiliate of the [corporation]
                           Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the combined voting power of the then outstanding shares of Voting Stock; or

                               (iii)   is an assignee of or has otherwise
                           succeeded to the beneficial ownership of any shares of Voting Stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                           (c) A person shall be a "beneficial owner" of any
                  Voting Stock:

                               (i)     which such person or any of its
                           Affiliates or Associates beneficially owns, directly or indirectly; or

                               (ii)    which such person or any of its
                           Affiliates or Associates has ([a]1) the right to acquire (whether or not such right is exercisable immediately) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or ([b]2) the right to vote or direct the vote pursuant to any agreement, arrangement or understanding; or

                               (iii)  which are beneficially owned, directly
                           or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement

                                     -XXII-
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                           or understanding for the purpose of acquiring,
                           holding, voting or disposing of any shares of Voting Stock.

                           (d) For the purposes of determining whether a person
                  is an Interested Shareholder pursuant to sub-paragraph [3.]3([B]b) of this [Paragraph] Article [V] FIFTH, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such Interested Shareholder through application of [subparagraph] sub-paragraph [3.]3([C]c) of this [Paragraph] Article [V] FIFTH but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangements or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                           (e) "Affiliate" and "Associate" shall have the
                  respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1987.

                           (f) "Subsidiary" shall mean any person more than 50
                  percent of whose outstanding equity securities having ordinary voting power in the election of directors is owned, directly or indirectly, by the [corporation] Corporation or by a Subsidiary or by the [corporation] Corporation and one or more Subsidiaries; provided, however, that for the purposes of the definition of Interested Shareholder set forth in sub-paragraph [3.]3([B]b) of this [Paragraph] Article [V] FIFTH, the term "Subsidiary" shall mean only a person of which a majority of each class of stock ordinarily entitled to vote for the election of directors is owned, directly or indirectly, by the [corporation] Corporation.

                           (g) "Disinterested Director" shall mean any member of
                  the Board of Directors of the [corporation] Corporation who is unaffiliated with, and not a nominee of, the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Shareholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

                           (h) "Fair Market Value" shall mean: (1) in the case
                  of stock, the highest closing sale price during the 30-day period commencing on the 40th day preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks[,]; or, if such stock is not quoted on the New York Stock Exchange Composite Tape, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed[,]; or if such stock is not listed on any such exchange, the highest closing sale price or bid quotation with respect to a share of such stock during the 30-day period commencing on the 40th day preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use[,]; or if no such quotations are available, the [Fair Market Value] fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (2) in the case of property other than cash or stock, the [Fair Market Value] fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

                           (i) In the event of any Business Combination in which
                  the [corporation] Corporation survives, the phrase "any consideration other than cash to be received" as used in sub-paragraphs [2.]2([B]b)([1]i) and [2.]2([B]b)([2]ii) of this [Paragraph] Article [V] FIFTH shall include [the common shares] Common Shares and/or the shares of any other class or series of outstanding Voting Stock retained by the holders of such shares.

                           (j) "Announcement  Date" shall mean the date of first
                  public announcement of the proposed Business Combination.

                           (k) "Determination Date" shall mean the date on which the Interested Shareholder became an Interested Shareholder.


                                    -XXIII-
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                           (l)  "Consummation  Date" shall mean the date of the
                  consummation of the Business Combination.

                           (m) The term "Voting Stock" shall mean, in any given time, all outstanding [common shares] [of] Common Shares of the [corporation] Corporation and all outstanding shares of any other classes or series of the corporation's capital stock, the holders of which are entitled at such time to vote upon all questions upon which the holders [of] [common shares] of Common Shares shall have the authority to vote, in each case voting together as a single class.

                  4. A majority of the Disinterested Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this [Paragraph V] Article FIFTH including, without limitation:

                           (a)   whether a person is an Interested Shareholder;

                           (b) the number of shares of Voting Stock or any other stock beneficially owned by any person;

                           (c) whether a person is an Affiliate or Associate of another person;

                           (d) whether the requirements of sub-paragraph [2.]2([B]b) of this [Paragraph V] Article FIFTH have been met with respect to any Business Combination;

                           (e) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of One Million Dollars ($1,000,000) or more; and

                           (f) all other matters with respect to which a determination is required under this [Paragraph V] Article FIFTH.

                  5. Nothing contained in this [Paragraph V] Article FIFTH shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

                  6. Notwithstanding anything contained in this [certificate] Certificate of [incorporation] Incorporation to the contrary, the affirmative vote of the holders of at least 70 percent of the combined voting power of the Voting Stock shall be required to alter, amend or repeal this [Paragraph] Article [V] FIFTH or to adopt any provision inconsistent therewith; provided, however, that if there is an Interested Shareholder on the record date for the meeting at which such action is submitted to the shareholders for their consideration, such 70 percent vote must include the affirmative vote of at least two-thirds (2/3) of the combined voting power of the outstanding shares of Voting Stock held by shareholders other than the Interested Shareholder.

                  7. Nothing contained in this [Paragraph V] Article FIFTH is intended, or shall be construed, to affect any of the relative rights, preferences or limitations, within the meaning of such terms under
                           Section 801(b)(12) of the New York Business
                           Corporation Law or any successor statute, of any shares of any authorized class or series of the corporation's stock, whether issued or unissued.

                  SIXTH: The Board of Directors of the [corporation] Corporation, when evaluating any offer of another party to ([i]1) purchase, or exchange any securities or property for, any outstanding equity securities of the [corporation] Corporation or any subsidiary; ([ii]2) merge or consolidate the [corporation] Corporation or any subsidiary with another company; or ([iii]3) purchase or otherwise acquire all or substantially all of the properties and assets of the [corporation] Corporation or any subsidiary, shall, in connection with the exercise of its judgment in determining what is in the best interest of the [corporation] Corporation and its shareholders, give due consideration not only to the price or other


                                     -XXIV-
Language indicated as being shown by strike out in the typeset document is enclosed in brackets "["and"]" in the electronic format.

consideration being offered but also to all other relevant factors, including, without limitation, (i) the financial and managerial resources and future prospects of the offeror; (ii) the possible effects on the business of the [corporation] Corporation and its subsidiaries and on the ratepayers, and other customers, employees, suppliers and creditors of the [corporation] Corporation and its subsidiaries; and (iii) the possible effects on the communities in which the facilities of the [corporation] Corporation and its subsidiaries are located. In so evaluating any such offer, the Board of Directors shall be deemed to be acting in accordance with its duly authorized duties and in good faith, in the best interests of the [corporation] Corporation.

                  SEVENTH: Except as otherwise specifically provided by law or in this [certificate] Certificate of [incorporation] Incorporation, the affirmative vote in person or by proxy of the holders of seventy percent (70%) of the combined voting power of the issued and outstanding common shares of the [corporation] Corporation and the issued and outstanding shares of any other classes or series of the [corporation] Corporation's capital stock, the holders of which are entitled at the time to vote upon all questions upon which the holders of [common] Common [shares] Shares shall have the authority to vote, shall be required to adopt any plan of merger or consolidation (other than any plan of merger involving the merger into the [corporation] Corporation of one or more subsidiaries of the [corporation] Corporation, provided the [corporation] Corporation owns 90% or more of each class of stock of such subsidiary or subsidiaries) or to approve the sale of all or substantially all of the [corporation] Corporation's assets. Any amendment to [this] the [certificate] Certificate of [incorporation] Incorporation which amends, deletes or otherwise modifies or changes this section of [this] the [certificate] Certificate of [incorporation] Incorporation or any part thereof, shall be authorized by a like vote of the shareholders. Nothing contained in this [Paragraph] Article [VII] SEVENTH is intended, or shall be construed, to affect any of the relative rights, preferences or limitations, within the meaning of such terms under
Section 801(b)(12) of the New York Business Corporation Law or any successor statute, of any shares of any authorized class or series of the [corporation] Corporation's stock, whether issued or unissued.

                  EIGHTH: The [duration of this corporation] term of existence of the Corporation shall be perpetual.

                  NINTH: To the fullest extent now or hereafter provided for or permitted by law, no director of the [Company] Corporation shall be personally liable to the [Company] Corporation or its shareholders for damages for any breach of duty in such capacity. Neither the amendment or repeal of this [Paragraph IX,] Article nor the adoption of any provision of this Certificate of Incorporation inconsistent with this [Paragraph IX,] Article shall eliminate or reduce the protection afforded by this [Paragraph IX] Article to a director of the [Company] Corporation in respect to any matter which occurred, or any cause of action, suit or claim which but for this [Paragraph IX] Article would have accrued or arisen, prior to such amendment, repeal or adoption.

                  TENTH: [The]1. Subject to the rights of holders of Preferred Shares to elect directors under specified circumstances, the number of [its] directors of the corporation shall be not less than three (3) nor more than [ten] twelve (12) and shall be fixed from time to time by the By-laws of the Corporation.


                  1. Subject to the rights of holders of Preferred Shares, any director may be removed from office only for cause and
                       (i) by the affirmative vote of the holders of not less than a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of such directors or (ii) by the majority vote of the members of the Board of Directors then in office. For purposes of this Paragraph, "cause" shall mean the willful and continuous failure of a director to substantially perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Corporation.

                  ELEVENTH: Subject to any limitations imposed by this Certificate or applicable law, the Board of Directors shall have power to adopt, amend or repeal the By-laws of the Corporation by the affirmative vote of not less than a majority of the total number of directors. Subject to the provisions of this Article ELEVENTH, any By-laws made by the directors under the powers conferred hereby may be amended or repealed by the directors or by the shareholders.


                                     -XXV-
Language indicated as being shown by strike out in the typeset document is enclosed in brackets "["and"]" in the electronic format.

                  [The names and residences of the directors for the first year are Michael N. Kane, George F. Ketchum, Frank M. Cummins, Fred C. Cary, William
E. Bailey, Sidney H. Sanford, William A. Hynard, Wilbur C. Lazear, and George H. Strong, all of Warwick, Orange County, New York.]

                  TWELFTH: No holder of any share of stock of this Corporation shall be entitled as a matter of right to subscribe for, purchase or receive any part of the unissued stock of the Corporation or any stock of the Corporation to be issued by reason of any increase of the authorized capital stock of the Corporation or any stock of the Corporation purchased by the Corporation or by its nominees, or to subscribe for, purchase or receive any rights to or option to purchase any such stock or any bonds, certificates of indebtedness, debentures or other securities convertible into or carrying options or warrants to purchase stock or other securities of the Corporation, or have any other pre-emptive rights as now or hereafter defined by the laws of the State of New York.

                  THIRTEENTH: The office of the Corporation in the State of New York is located in the County of Orange. The Secretary of State of the State of New York is hereby designated as an agent of the Corporation on whom all process in any action or proceeding against the Corporation may be served within the State of New York. The address to which the Secretary of State shall mail a copy of any process that may be served upon him is Warwick Valley Telephone Company,
Attention: President, 47 Main Street, Warwick, New York 10990.

******

[Twelfth:          The Post Office  Address of each  subscriber,  the number of shares of stock which each agrees to take in said Corporation, are]





PLEASE NOTE:

                  The following language is not shown as having been deleted because the Corporation believes that it has never been in effect:

                  "The 5% Series Preferred Shares may be converted into an equal number of shares of the Corporation's common stock at the option of the preferred holder."


                                     -XXVI-
Language indicated as being shown by strike out in the typeset document is enclosed in brackets "["and"]" in the electronic format.

                        WARWICK VALLEY TELEPHONE COMPANY
                                 47 Main Street

                                Warwick, NY 10990

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Herbert Gareiss, Jr. and Colleen Shannon as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the Common Shares of
      Warwick Valley Telephone Company held of record by the undersigned on
       March 18, 2003 at the Annual Meeting of Stockholders to be held at

     Kites Restaurant Atop The Spa, at 2 Chamonix Drive, Vernon, New Jersey
              on April 25, 2003 at 2:00 p.m. local time, and at any
                             adjournments thereof.

                (Continued and to be signed on the reverse side)

COMMENTS:

                        ANNUAL MEETING OF SHAREHOLDERS OF
                        WARWICK VALLEY TELEPHONE COMPANY
                                 APRIL 25, 2003

Please date, sign and mail your             COMPANY NUMBER
proxy card in the envelope                  ----------------------------------
provided as soon as possible.
                                            ACCOUNT NUMBER
                                            ----------------------------------







                                     COMMON

                Please detach and mail in the envelope provided

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS IA AND IIA THROUGH IIG. PLEASE SIGN, DATE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK
                              INK AS SHOWN HERE X

I. The Board of Directors has nominated the persons listed below to serve as directors until 2006:

   /  /    FOR ALL NOMINEES           /  /   Rafael Collado

   /  /    WITHHOLD AUTHORITY         /  /   Robert J. DeValentino
           FOR ALL NOMINEES
                                      /  /   M. Lynn Pike
   /  /    FOR ALL EXCEPT
           (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: / /


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names(s) on the account may not be submitted via this method. /X/



                                                          FOR  AGAINST ABSTAIN

IA.  PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE      /  /   /  /   /  /
     UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

IIA. PROPOSAL TO APPROVE AMENDMENT TO INCREASE THE        /  /   /  /   /  /
     NUMBER OF AUTHORIZED COMMON SHARES AND CHANGE
     FROM NO-PAR TO $0.01 PAR.

IIB. PROPOSAL TO APPROVE AMENDMENT TO EFFECT              /  /   /  /   /  /
     3 FOR 1 SPLIT OF THE COMPANY'S COMMON SHARES.

IIC. PROPOSAL TO APPROVE AMENDMENT TO INCREASE            /  /   /  /   /  /
     AUTHORIZED PREFERRED SHARES, CHANGE PAR
     VALUE OF UNISSUED PREFERRED SHARES AND
     INCREASE FLEXIBILITY IN ESTABLISHING
     TERMS OF SERIES.

IID. PROPOSAL TO APPROVE AMENDMENT TO REVISE             /  /   /  /   /  /
     THE PURPOSE CLAUSE.

IIE. PROPOSAL TO APPROVE AMENDMENT TO CHANGE             /  /   /  /   /  /
     THE NUMBER OF DIRECTORS.

IIF. PROPOSAL TO APPROVE RIGHT TO REMOVE                 /  /   /  /   /  /
     DIRECTORS FOR CAUSE.

IIG. PROPOSAL TO APPROVE AMENDMENT TO MAKE               /  /   /  /   /  /
     VARIOUS OTHER CHANGES TO THE CERTIFICATE
     OF INCORPORATION.

III. IN THEIR DISCRETION, THE PROXIES ARE
     AUTHORIZED TO VOTE UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE
     THE ANNUAL MEETING.


Please check here if you plan to attend the meeting.   /  /

Optional Field.  /  /

Signature of Shareholder ________________________   Date: __________________

Signature of Shareholder ________________________   Date: __________________

   Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        WARWICK VALLEY TELEPHONE COMPANY
                                 47 Main Street
                                Warwick, NY 10990

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Herbert Gareiss, Jr. and Colleen Shannon as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the Preferred Shares of Warwick Valley
  Telephone Company held of record by the undersigned on March 18, 2003 at the
                  Annual Meeting of Stockholders to be held at Kites Restaurant Atop The Spa at 2 Chamonix Drive, Vernon, New Jersey
  on April 25, 2003 at 2:00 p.m. local time, and at any adjournments thereof.

                (Continued and to be signed on the reverse side)

COMMENTS:

                        ANNUAL MEETING OF SHAREHOLDERS OF
                        WARWICK VALLEY TELEPHONE COMPANY
                                 APRIL 25, 2003

Please date, sign and mail your          COMPANY NUMBER
proxy card in the envelope               -------------------------------------
provided as soon as possible.
                                         ACCOUNT NUMBER
                                         -------------------------------------




                                    PREFERRED

                 Please detach and mail in the envelope provided

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL IIC. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE
                          OR BLACK INK AS SHOWN HERE X

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names(s) on the account may not be submitted via this method.


                                                         FOR   AGAINST  ABSTAIN

IIC.  PROPOSAL TO APPROVE AMENDMENT TO INCREASE         /  /     /  /    /  /
      AUTHORIZED PREFERRED SHARES, CHANGE THE PAR
      VALUE OF UNISSUED PREFERRED SHARES AND
      INCREASE FLEXIBILITY IN ESTABLISHING
      TERMS OF SERIES.


Please check here if you plan to attend the meeting.   /  /

Optional Field.   /  /

Signature of Shareholder_______________________________   Date:_______________

Signature of Shareholder_______________________________   Date:_______________

   Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.